                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      FOOT LOCKER, INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                           [FOOT LOCKER, INC. LOGO]

                         NOTICE OF 2003 ANNUAL MEETING

                                      AND

                               PROXY STATEMENT

                            [FOOT LOCKER, INC. LOGO]

                              112 WEST 34TH STREET
                            NEW YORK, NEW YORK 10120

                 NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

DATE:               June 25, 2003

TIME:               9:00 A.M., local time

PLACE:              Foot Locker, Inc., 112 West 34th Street, New York, New York
                    10120

RECORD DATE:        Shareholders of record on May 1, 2003 can vote at this
                    meeting.

ANNUAL REPORT:      Our 2002 Annual Report, which is not part of the proxy
                    soliciting material, is enclosed.

ITEMS OF BUSINESS:  (1) To elect three members to the Board of Directors to serve for three-year terms.

                    (2) To ratify the appointment of KPMG LLP as our independent auditors for the 2003 fiscal year.

                    (3) To approve the Foot Locker 2003 Stock Option and Award
                        Plan.

                    (4) To approve the 2003 Foot Locker Employees Stock Purchase
                        Plan.

                    (5) To approve the Foot Locker Annual Incentive Compensation
                        Plan, as Amended and Restated.

                    (6) To transact such other business as may properly come
                        before the meeting and at any adjournment or postponement.

PROXY VOTING:       YOUR VOTE IS IMPORTANT TO US. Please vote in one of these
                    ways:

                    (1) Use the toll-free telephone number shown on your proxy card;

                    (2) Visit the web site listed on your proxy card to vote via the Internet;

                    (3) Follow the instructions on your proxy materials if your shares are held in street name; or

                    (4) Complete and promptly return your proxy card in the
                        enclosed postage-paid envelope.

                    Even if you plan to attend the annual meeting, we encourage you to vote in advance using one of these methods.

                                                      GARY M. BAHLER
                                                      Secretary

May 22, 2003

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL.....................................................     1
    General Information.....................................     1
    Admission to the Meeting................................     1
    Outstanding Voting Stock and Record Date................     1
    Vote Required...........................................     2
    Method of Counting Votes................................     2
    Method and Cost of Proxy Solicitation...................     2
    How to Vote Your Shares.................................     2
    Revoking Your Proxy.....................................     3
    Householding Information................................     3
BENEFICIAL OWNERSHIP OF THE COMPANY'S STOCK.................     4
    Directors and Executive Officers........................     4
    Persons Owning More Than Five Percent of the Company's
     Stock..................................................     5
    Section 16(a) Beneficial Ownership Reporting
     Compliance.............................................     5
CORPORATE GOVERNANCE........................................     5
BOARD OF DIRECTORS..........................................     7
    Organization and Powers.................................     7
    Committees of the Board of Directors....................     7
        Audit Committee.....................................     7
        Finance and Strategic Planning Committee............     7
        Compensation and Management Resources Committee.....     7
        Nominating and Corporate Governance Committee.......     8
        Executive Committee.................................     8
        Retirement Plan Committee...........................     8
    Directors Compensation and Benefits.....................     8
    Directors and Officers Indemnification and Insurance....    10
    Transactions with Management and Others.................    10
EXECUTIVE COMPENSATION......................................    11
    Summary Compensation Table..............................    11
    Long-Term Incentive Plan -- Awards in Last Fiscal
     Year...................................................    13
    Option Grants in Last Fiscal Year.......................    14
    Aggregated Option Exercises in Last Fiscal Year and
     Fiscal Year-End Option Values..........................    15
    Retirement Plans........................................    15
    Employment Contracts and Termination of Employment and
     Change-in-Control Arrangements.........................    16
    Compensation Committee Interlocks and Insider
     Participation..........................................    18
    Compensation Committee's Report to Shareholders on
     Executive Compensation.................................    18
    Performance Graph.......................................    21
    Equity Compensation Plan Information....................    22
PROPOSAL 1 -- ELECTION OF DIRECTORS.........................    23
    Nominees for Directors..................................    23
    Directors Continuing in Office..........................    23
PROPOSAL 2 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
  ACCOUNTANTS...............................................    24
    Audit and Non-Audit Fees................................    25
    Audit Committee Report..................................    25
PROPOSAL 3 -- APPROVAL OF THE FOOT LOCKER 2003 STOCK OPTION
  AND AWARD PLAN............................................    26
PROPOSAL 4 -- APPROVAL OF THE 2003 FOOT LOCKER EMPLOYEES
  STOCK PURCHASE PLAN.......................................    29
PROPOSAL 5 -- APPROVAL OF THE AMENDED AND RESTATED ANNUAL
  INCENTIVE COMPENSATION PLAN...............................    32
DEADLINES FOR NOMINATIONS AND SHAREHOLDER PROPOSALS.........    34
OTHER BUSINESS..............................................    34
APPENDIX A..................................................   A-1
APPENDIX B..................................................   B-1
APPENDIX C..................................................   C-1

                             [FOOT LOCKER, INC. LOGO]

                              112 WEST 34TH STREET
                            NEW YORK, NEW YORK 10120


                           --------------------------
                                PROXY STATEMENT
                           --------------------------

GENERAL INFORMATION

    We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Foot Locker, Inc. for the 2003 annual meeting of shareholders and for any adjournments or postponements of this meeting. We are holding this annual meeting on June 25, 2003 at 9:00 A.M. In this proxy statement we refer to Foot Locker, Inc. as 'Foot Locker,' 'the Company,' 'we,' or 'us.' We intend to mail this proxy statement and the proxy card to shareholders beginning on or about May 27, 2003.

    You may obtain without charge a copy of the Company's 2002 Form 10-K, excluding certain exhibits, by writing to our Investor Relations Department at Foot Locker, Inc., 112 West 34th Street, New York, New York 10120. It is also available free of charge through our corporate web site at www.footlocker-inc.com.

TICKER SYMBOL

    Foot Locker's ticker symbol on the New York Stock Exchange was changed to 'FL' from 'Z' effective at the beginning of trading on March 31, 2003.

ADMISSION TO THE MEETING

    Attendance at the meeting will be limited to shareholders as of the record date (or their authorized representatives) having an admission ticket or evidence of their share ownership, and guests of the Company. Seating at the meeting will be limited. If you plan to attend the meeting, please mark the appropriate box on your proxy card, and we will mail an admission ticket to you. You may also request an admission ticket if you are voting by telephone or via the Internet by responding to the appropriate prompts offered in those methods.

    If your shares are held in the name of a bank, broker, or other holder of record and you plan to attend the meeting, you can obtain an admission ticket in advance by providing proof of your ownership, such as a bank or brokerage account statement, to the Corporate Secretary at Foot Locker, Inc., 112 West 34th Street, New York, New York 10120. If you do not obtain an admission ticket, you must show proof of your ownership of the Company's Common Stock at the registration tables at the door.

OUTSTANDING VOTING STOCK AND RECORD DATE

    The only voting securities of Foot Locker are the shares of Common Stock. Only shareholders of record on the books of the Company at the close of business on May 1, 2003, which is the record date for this meeting, are entitled to vote at the annual meeting and any adjournments or postponements. Each share is entitled to one vote. There were 141,800,896 shares of Common Stock outstanding on the record date. The enclosed proxy card shows the number of shares of Common Stock registered in the name of each shareholder of record on the record date.

SHARES HELD IN THE FOOT LOCKER 401(k) PLAN

    If you hold shares of Foot Locker Common Stock through the Foot Locker 401(k) Plan, the enclosed proxy card also shows the number of shares allocated to your plan account. Your proxy card will serve as a voting instruction card for the trustee of the 401(k) Plan, who will vote the shares. The trustee of the 401(k) Plan will vote only those shares for which it has received voting instructions. To allow sufficient time for voting by the 401(k) Plan trustee, your voting instructions must be received by June 20, 2003.

VOTE REQUIRED

    Directors must be elected by a plurality of the votes cast. The affirmative vote of a majority of the votes cast at the meeting will be required to approve each other proposal.

METHOD OF COUNTING VOTES

    Votes will be counted and certified by independent inspectors of election. New York law and our By-laws require that a majority of the votes that shareholders are entitled to cast be present either in person or by proxy to constitute a quorum for the transaction of business. Under New York law, abstentions and broker non-votes are not counted in determining the votes cast for any proposal. Votes withheld for the election of one or more of the nominees for director will not be counted as votes cast for those individuals. Broker non-votes occur when brokers or other entities holding shares for an owner in street name do not receive voting instructions from the owner on non-routine matters and, consequently, have no discretion to vote on those matters. If a proposal is routine under the rules of the New York Stock Exchange, then the brokers or other entities may vote the shares held by them even though they have not received instructions from the owner.

    The Company's Certificate of Incorporation and By-laws do not contain any provisions on the effect of abstentions or broker non-votes.

METHOD AND COST OF PROXY SOLICITATION

    Proxies may be solicited, without additional compensation, by directors, officers or employees of the Company by mail, telephone, facsimile, telegram, in person or otherwise. We will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of the proxy materials. In addition, we will request banks, brokers and other custodians, nominees and fiduciaries to deliver proxy material to the beneficial owners of the Company's Common Stock and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with the rules of the Securities and Exchange Commission and the New York Stock Exchange. In addition, we have retained Innisfree M&A Incorporated to assist us in the solicitation of proxies for a fee of $12,500 plus out of pocket expenses.

HOW TO VOTE YOUR SHARES

VOTE BY TELEPHONE

    If you are located within the United States or Canada, you can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 9:00 A.M. on June 25, 2003. The voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using individual control numbers. Your control number is printed on your proxy card. IF YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. If you are an owner in street name, please follow the instructions that accompany your proxy materials.

VOTE BY INTERNET

    You can also choose to vote via the Internet. The web site for Internet voting is listed on your proxy card. Internet voting is available 24 hours a day and will be accessible until 9:00 A.M. on June 25, 2003. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. If you are an owner in street name, please follow the instructions that accompany your proxy materials.

VOTE BY MAIL

    If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

VOTING AT THE ANNUAL MEETING

    You may also vote by ballot at the annual meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

    All shares that have been properly voted and not revoked will be voted at the annual meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

VOTING ON OTHER MATTERS

    If any other matters are properly presented at the annual meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we did not know of any other matter to be raised at the annual meeting.

REVOKING YOUR PROXY

    You may revoke your proxy at any time prior to its use by submitting to the Company a written revocation, submitting a duly executed proxy bearing a later date, or providing subsequent telephone or Internet voting instructions. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, which would cancel any proxy previously given.

HOUSEHOLDING INFORMATION

    Foot Locker has adopted a policy called 'householding' for mailing the annual report and proxy statement which is intended to reduce printing costs and postage fees. The process of householding means that shareholders of record who share the same address and same last name will receive only one copy of our annual report and proxy statement unless we receive contrary instructions from any shareholder at that address. We will continue to mail a proxy card to each shareholder of record. Householding will not in any way affect the mailing of dividend checks.

    If you would prefer to receive multiple copies of the Company's proxy statement and annual report at the same address, we will send additional copies to you promptly upon request. If you are a shareholder of record, you may call our transfer agent, The Bank of New York, at 1-866-857-2216 or write to the Corporate Secretary at Foot Locker, Inc., 112 West 34th Street, New York, New York 10120. Eligible shareholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Company in the same manner.

    Shareholders who hold their shares in street name through a broker, bank or other nominee, may request additional copies of the annual report and proxy statement or may request householding by notifying their broker, bank or other nominee.

ELECTRONIC ACCESS TO THE PROXY STATEMENT AND ANNUAL REPORT

    Our proxy statement and annual report are located on our corporate web site at www.footlocker-inc.com. Many shareholders can access future proxy statements and annual reports on the Internet instead of receiving paper copies in the mail. If you are a shareholder of record, you may choose to access these materials in the future on the Internet by marking the appropriate box on your proxy card or by following the instructions if you vote by telephone or on the Internet. If you choose to access future annual reports and proxy statements on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise in writing.

    Beneficial shareholders who hold their shares in street name through a broker, bank, or other nominee should refer to the information provided by their broker, bank or nominee for instructions on how to elect access to future annual reports and proxy statements on the Internet. Most beneficial shareholders who elect electronic access will receive an e-mail message next year containing the Internet address for access to the proxy statement and annual report.

                  BENEFICIAL OWNERSHIP OF THE COMPANY'S STOCK

DIRECTORS AND EXECUTIVE OFFICERS

    The table below sets forth, as reported to the Company, the number of shares of Common Stock beneficially owned as of May 1, 2003, by each of the directors and the named executive officers. The table also shows the beneficial ownership of the Company's stock by all directors, the named executive officers and the executive officers as a group on that date, including shares of Common Stock that they have a right to acquire within 60 days after May 1, 2003 by the exercise of stock options.

    No director, named executive officer or executive officer beneficially owned one percent or more of the total number of outstanding shares of Common Stock as of May 1, 2003.

    Except as otherwise noted in a footnote below, each person has sole voting and investment power with respect to the number of shares shown.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                COMMON STOCK        STOCK OPTIONS
                                             BENEFICIALLY OWNED   EXERCISABLE WITHIN    TOTAL SHARES OF
                                                 EXCLUDING          60 DAYS AFTER         COMMON STOCK
                   NAME                       STOCK OPTIONS(a)          5/1/03         BENEFICIALLY OWNED
                   ----                       ----------------    ------------------   ------------------
J. Carter Bacot............................         21,210               40,672               61,882
Gary M. Bahler.............................         77,005              207,499              284,504
Jeffrey L. Berk............................         50,525              187,499              238,024
Purdy Crawford.............................         38,398(b)             8,672               47,070
Nicholas DiPaolo...........................          3,625(c)             1,119                4,744
Philip H. Geier Jr.........................         24,614                8,672               33,286
Jarobin Gilbert Jr.........................          2,896                8,672               11,568
Bruce L. Hartman...........................        123,962              150,832              274,794
Laurie Petrucci............................         32,000               65,499               97,499
James E. Preston...........................         44,853                8,672               53,525
David Y. Schwartz..........................         12,275                8,672               20,947
Matthew D. Serra...........................        395,170              649,999            1,045,169
Christopher A. Sinclair....................         10,474                8,672               19,146
Terry L. Talley............................         42,742              145,833              188,575
Cheryl N. Turpin...........................          3,677                3,967                7,644
Dona D. Young..............................          7,356                3,967               11,323
All 20 directors and executive officers as
  a group, including the named executive
  officers.................................      1,199,167            1,891,498            3,090,665(d)

---------

 (a)  This column includes shares held in the Company's 401(k)
      Plan.
 (b) 35,520 shares are held by a private Canadian company of which Mr. Crawford is the sole director and officer. Mr. Crawford and a family trust are the shareholders of the private company, with Mr. Crawford holding voting control.
 (c)  Includes 150 shares held by spouse.
 (d) This figure represents approximately 2.18 percent of the shares of Common Stock outstanding at the close of business on May 1, 2003.

PERSONS OWNING MORE THAN FIVE PERCENT OF THE COMPANY'S STOCK

    Following is information regarding shareholders who beneficially own more than five percent of the Company's Common Stock according to documents filed by those shareholders with the SEC. To the best of our knowledge, there are no other shareholders who beneficially own more than five percent of a class of the Company's voting securities.

                                                                 AMOUNT AND
                     NAME AND ADDRESS                            NATURE OF         PERCENT
                   OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP   OF CLASS
                   -------------------                      --------------------   --------
Lord, Abbett & Co ........................................       11,745,800(a)      8.33%(a)
90 Hudson Street
Jersey City, NJ 07302

Wellington Management Company, LLP .......................        7,867,700(b)      5.58%(b)
75 State Street
Boston, MA 02109

---------

 (a) Reflects shares beneficially owned according to a Schedule 13G filed with the SEC dated January 28, 2003. As reported in this schedule, Lord, Abbett & Co., an investment adviser, holds sole voting and dispositive power with respect to the 11,745,800 shares.
 (b) Reflects shares beneficially owned as of December 31, 2002, according to a Schedule 13G filed with the SEC. As reported in this schedule, Wellington Management Company, LLP, an investment adviser, holds shared voting power with respect to 5,902,900 shares and shared dispositive power with respect to 7,867,700 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') requires that the Company's directors, executive officers and beneficial owners of more than 10 percent of the Company's Common Stock file with the SEC and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. These persons are required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2002 fiscal year, the directors, executive officers and beneficial owners of more than 10 percent of the Company's Common Stock during 2002 complied with all applicable SEC filing requirements, except as described below.

    In October 2002 Bruce L. Hartman learned that, without his prior knowledge, his outside money manager purchased a total of 238 shares for his IRA account on seven separate dates in March, May and August 2002. All of these shares were sold on October 24, 2002. Since Mr. Hartman was unaware of the purchases, his three Form 4 reports for the months of March, May and August 2002 were not timely filed. In addition, his Form 4 to report the sale of these 238 shares was not timely filed.

                              CORPORATE GOVERNANCE

    The following is a summary of the Company's principal corporate governance practices and policies.

INDEPENDENT BOARD OF DIRECTORS AND COMMITTEES

    Only one of the 11 members of the Board of Directors also serves as an officer of the Company, and all of the committees of the Board (other than the Executive Committee and the Retirement Plan Committee) are composed entirely of outside directors. Currently, the positions of the Chairman of the Board and the Chief Executive Officer are separate and are held by two persons. The Audit Committee is composed entirely of independent directors, as defined under current New York Stock Exchange listing requirements.

EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS

    The non-employee members of the Board of Directors meet periodically in executive session without the presence of management. The non-executive Chairman of the Board chairs the executive sessions of non-employee directors.

    The Audit Committee regularly meets with the independent auditors and internal auditors without the presence of management and meets separately with the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer and the General Counsel.

NEW DIRECTOR ORIENTATION

    We have an orientation program for new directors, which is intended to educate the new director on the Company and the Board practices. At the orientation, the newly elected director generally meets with the Company's Chief Executive Officer, the General Counsel and Secretary, the Chief Financial Officer, as well as with other senior financial officers of the Company, to review the business operations, financial matters, investor relations, corporate governance policies, and the composition of the Board and its committees. Additionally, he or she has the opportunity to visit our stores at the Company's New York headquarters, or elsewhere, with a senior division officer for an introduction to store operations.

PAYMENT OF DIRECTORS FEES IN STOCK

    The non-employee directors receive one-half of their annual retainer fees, including committee chair retainer fees, in shares of the Company's common stock, with the balance payable in cash. Directors may elect to receive up to 100 percent of their fees in stock.

DIRECTOR RETIREMENT

    Foot Locker's retirement policy for directors is that no person may be nominated or stand for election as a director after reaching age 72. We discontinued the retirement plan for directors in 1995, and only two of the current directors, who were then serving and had at least five years of service, will receive payments under that plan. In the event a non-employee director of the Company changes his or her principal business position or affiliation, including through retirement, the Board of Directors reviews and considers the appropriateness of the individual's continued participation as a member of the Board under those changed circumstances.

CONFIDENTIAL VOTING

    Our policy is that shareholders are to be provided privacy in voting. All proxy cards, voting instructions, ballots and voting tabulations identifying shareholders are held permanently confidential from the Company, except (i) as necessary to meet any applicable legal requirements, (ii) when disclosure is expressly requested by a shareholder or where a shareholder makes a written comment on a proxy card, (iii) in a contested proxy solicitation, or (iv) to allow independent inspectors of election to tabulate and certify the vote. The tabulators and inspectors of election are independent and are not employees of Foot Locker.

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE

    The Compensation and Management Resources Committee has the authority to retain an outside compensation consultant, reporting directly to the committee, to assist it in evaluating executive compensation and benefits matters.

CORPORATE GOVERNANCE COMMITTEE

    The Nominating and Corporate Governance Committee has responsibility for overseeing matters of corporate governance affecting Foot Locker, including developing corporate governance guidelines, recommending criteria and policies relating to service and tenure of directors, recommending members of the Board for committee assignments, and ensuring that qualified candidates are presented to the

Board of Directors for election as directors. The Nominating and Corporate Governance Committee periodically reviews the form and amount of directors compensation.

                               BOARD OF DIRECTORS

ORGANIZATION AND POWERS

    The Board of Directors has responsibility for establishing broad corporate policies, reviewing significant developments affecting Foot Locker, and monitoring the general performance of the Company. Our By-laws provide for a Board of Directors consisting of not less than 9 nor more than 17 directors, the exact number to be determined, from time to time, by resolution adopted by a majority of the entire Board. The size of the Board is currently fixed at 11 directors.

    The Board held five meetings during 2002, and each director attended at least 75 percent of the aggregate total number of meetings of the Board and of meetings held by all committees of which he or she was a member. The Board of Directors is scheduled to hold five regular meetings in 2003.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board has delegated certain duties to committees, which assist the Board in carrying out its responsibilities. Each director serves on at least one committee. There are six standing committees of the Board. The committee memberships, the number of meetings held during 2002, and the functions of the committees are described below.

                 COMPENSATION
                      AND         FINANCE AND     NOMINATING
                  MANAGEMENT       STRATEGIC     AND CORPORATE                   RETIREMENT
    AUDIT          RESOURCES        PLANNING      GOVERNANCE      EXECUTIVE         PLAN
  COMMITTEE        COMMITTEE       COMMITTEE       COMMITTEE      COMMITTEE       COMMITTEE
  ---------        ---------       ---------       ---------      ---------       ---------
P. Crawford     J. E. Preston    C. A. Sinclair  J. Gilbert Jr.   J. C. Bacot     M. D. Serra
  (Chair)         (Chair)          (Chair)         (Chair)          (Chair)         (Chair)
N. DiPaolo      P. Crawford      J. C. Bacot     J. C. Bacot      P. Crawford     B. L. Hartman
J. Gilbert Jr.  P. H. Geier Jr.  P. H. Geier Jr. J. E. Preston    J. Gilbert Jr.  L. Petrucci
D. Y. Schwartz  C. A. Sinclair   J. E. Preston   C. N. Turpin     J. E. Preston
D. D. Young     C. N. Turpin     D. Y. Schwartz  D. D. Young      M. D. Serra
                                                                  C. A. Sinclair

    AUDIT COMMITTEE. The committee held six meetings in 2002. The Board of Directors and the committee have approved a written charter governing the committee. The report of the Audit Committee appears on Page 25.

    The committee assists the Board in fulfilling its oversight responsibilities in the following areas: (i) accounting policies and practices, (ii) financial reporting process and the Company's public financial reports, (iii) independent accountants, (iv) internal auditors, and (v) compliance with legal and regulatory requirements. The committee appoints the independent accountants and is responsible for approving the independent accountants' compensation. The committee has delegated to the Audit Committee Chair the responsibility for approving all non-audit services to be provided by the independent accountants.

    FINANCE AND STRATEGIC PLANNING COMMITTEE. The committee held four meetings in 2002.

    The committee reviews the overall financial plans of Foot Locker, including capital expenditures, acquisitions and divestitures, and considers proposed debt or equity issues of the Company. In addition, the committee considers proposals concerning mergers, combinations, acquisitions, sales, or offers to purchase the Company's shares or significant assets. The committee also reviews the Company's strategic plans and hears reports of the Retirement Plan Committee with respect to the performance of the Company's retirement plans.

    COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE. The committee held two meetings in 2002. The committee's report appears on Page 18.

    The committee establishes and approves compensation plans and goals, salaries, incentives and other forms of compensation for the Company's officers and for certain other executives of the Company and its major subsidiaries and operating divisions. The committee administers the incentive and deferred compensation plans, as well as the equity-based compensation plans and the employees stock purchase plan. The committee may take certain actions with respect to the Trust (as defined on Page 18). Members of the committee are not eligible to participate in any of these plans. The committee's responsibilities also include reviewing executive development and management succession planning.

    NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The committee held two meetings in 2002.

    The committee oversees matters of corporate governance and makes recommendations to the Board with respect to the size and composition of the Board. In addition, the committee reviews the qualifications of candidates and makes recommendations to the Board with respect to nominees for election as directors. The committee may also consider nominees recommended by shareholders in accordance with the procedures described on Page 34.

    EXECUTIVE COMMITTEE. The committee did not meet in 2002.

    Except for certain matters reserved to the Board, the committee has all of the powers of the Board in the management of the business of the Company during intervals between Board meetings.

    RETIREMENT PLAN COMMITTEE. The committee held four meetings in 2002.

    The committee has responsibility to supervise the investment of the assets of the retirement plans of the Company and to appoint, review the performance of and, if appropriate, replace, the trustee of the Company's pension trust and the investment manager responsible for managing the funds of such trust. The committee also has certain administrative responsibilities with regard to the retirement plans of the Company.

DIRECTORS COMPENSATION AND BENEFITS

NON-EMPLOYEE DIRECTORS

       2002 COMPENSATION.

          ANNUAL RETAINER. An annual retainer of $40,000 was paid one-half in cash and one-half in shares of the Company's Common Stock under the Foot Locker 2002 Directors Stock Plan. Directors had the option to elect to receive up to 100 percent of their retainer in stock.

          The number of shares paid to the directors was determined by dividing the applicable retainer amount by the average price of a share of stock on the last business day preceding the July 1 payment date.

          COMMITTEE CHAIR RETAINERS. The committee chairs received an additional annual retainer of $3,000 paid in the same form as their annual retainers.

          ANNUAL STOCK OPTION GRANT. Directors receive an annual stock option grant for that number of shares having a market value of $50,000 on the date of grant. Grants are made on the first business day of each fiscal year. The per-share exercise price of each stock option granted may not be less than the fair market value of a share of Common Stock on the date of grant. Options granted in 2002 vest in three substantially equal annual installments beginning with the first anniversary of the date of grant. Vested options may remain exercisable for one year following a director's termination of service as a director. However, under no circumstances may an option remain outstanding for more than ten years from its date of grant.

          During 2002, the non-employee directors received an annual stock option grant covering 3,357 shares at an exercise price of $14.89 per share.

          MISCELLANEOUS. Directors and their immediate families are eligible to receive discounts on purchases of merchandise from our stores, catalogs and Internet sites. The Company also reimburses non-employee directors for their reasonable expenses in attending meetings of the Board and committees, including travel expenses to and from meetings.

    2003 COMPENSATION.

    Effective April 1, 2003, the Board of Directors, on the recommendation of the Nominating and Corporate Governance Committee, approved certain changes in compensation for the non-employee directors, as described below. Other than as described below, the compensation for the non-employee directors remains unchanged from 2002.

        ANNUAL RETAINER. The annual retainer has been increased to $60,000. The retainer continues to be payable one-half in cash and one-half in shares of the Company's Common Stock under the Foot Locker 2002 Directors Stock Plan. Directors may elect to receive up to 100 percent of their retainer in stock.

        COMMITTEE CHAIR RETAINERS. The committee chairs will receive an additional annual retainer of $5,000, which is payable in the same form as their annual retainers.

        MEETING FEES. A meeting fee of $1,000 will be paid for attendance at each Board and committee meeting.

    DEFERRAL ELECTION. At the 2002 Annual Meeting, shareholders approved a new stock plan for non-employee directors that, beginning with the annual retainers paid for 2003, permits a non-employee director to elect to receive all or a portion of the cash component of his or her annual retainer (including committee chair retainers) in the form of deferred stock units or to have such amounts placed in an interest account under the Foot Locker 2002 Directors Stock Plan. Directors may also elect to receive all or part of the stock component of their annual retainers in the form of deferred stock units. The interest account is a hypothetical investment account bearing interest at the rate of 120 percent of the applicable federal long-term rate, compounded annually, and set as of the first day of each plan year. A stock unit is an accounting equivalent of one share of the Company's common stock.

    The number of deferred stock units to be granted equals the portion of the annual retainer being deferred into stock units divided by the fair market value of a share of common stock on the scheduled payment date of the deferred amount. The value of each deferred stock unit shall change in direct relationship to changes in the value of the Company's Common Stock as determined by a valuation. Dividend equivalents will be earned on deferred stock units.

    The distribution of amounts deferred will occur as soon as administratively feasible following the non-employee director's termination of service as a director. He or she will receive a cash lump sum distribution equal to any balance allocated to his or her interest account, as calculated on the valuation date, and a lump sum distribution in shares of Common Stock equal to the value of his or her deferred stock unit account, based on the fair market value on the valuation date. Alternatively, the director may elect to receive his or her distribution in up to three annual installments, with the annual installment amount frozen as of the first distribution date.

NON-EXECUTIVE CHAIRMAN OF THE BOARD

    J. Carter Bacot is the non-executive Chairman of the Board. We paid Mr. Bacot an additional annual cash retainer of $100,000 for his services in this capacity during 2002, and he received a stock option grant during 2002 covering 15,000 shares of Common Stock at the per-share exercise price of $14.89, which equaled the fair market value of a share of Foot Locker's Common Stock on the date of grant. This option vested on March 1, 2003 and will expire on December 31, 2006 unless it is exercised or cancelled prior to that date.

    For 2003, we will pay Mr. Bacot an additional annual cash retainer of $220,000 for his services as non-executive Chairman of the Board.

DIRECTORS' RETIREMENT PLAN

    The Directors' Retirement Plan was frozen as of December 31, 1995. Consequently, only two of the current directors, who had completed at least five years of service as a director on the date the plan was frozen, are entitled to receive a retirement benefit under this plan. Under the Directors' Retirement Plan, an annual retirement benefit of $24,000 will be paid to a qualified director for the lesser of the number of years of his or her service as a director or 10 years. Payment of benefits under this plan generally begins on the later of the director's termination of service as a director or the attainment of age 65. Directors with less than five years of service at December 31, 1995 and directors who are elected after this date are not eligible to participate in the Directors' Retirement Plan.

DIRECTORS AND OFFICERS INDEMNIFICATION AND INSURANCE

    We have purchased directors and officers liability and corporation reimbursement insurance from a group of insurers comprising Royal Insurance Co., St. Paul, RLI Insurance Co., Allied World Assurance and Liberty Mutual. These policies insure the Company and all of the Company's wholly owned subsidiaries. They also insure all of the directors and officers of the Company and the covered subsidiaries. The policies were written for a term of 12 months, from September 12, 2002 until September 12, 2003. The total annual premium for these policies, including fees, is $1,595,250. Directors and officers of the Company, as well as all other employees with fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended, are insured under policies issued by a group of insurers comprising Chubb/Federal Insurance Co., Royal & Sun Alliance and Traveler's Insurance Co., which have a total premium of $193,700 for the 12-month period ending September 12, 2003.

    The Company has entered into indemnification agreements with its directors and executive officers, as approved by shareholders at the 1987 annual meeting.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

    Foot Locker and its subsidiaries have had transactions in the normal course of business with various other corporations, including certain corporations whose directors or officers are also directors of the Company. The amounts involved in these transactions have not been material in relation to the businesses of the Company or its subsidiaries, and it is believed that these amounts have not been material in relation to the businesses of the other corporations. In addition, it is believed that these transactions have been on terms no less favorable to the Company than if they had been entered into with disinterested parties. It is anticipated that transactions with such other corporations will continue in the future. Purdy Crawford is Counsel to the Canadian law firm of Osler, Hoskin & Harcourt LLP, which provided legal services to the Company in 2002. Mr. Crawford has advised the Company that, while Osler, Hoskin & Harcourt LLP provides him with an office and administrative support, the firm provided him with no remuneration in 2002.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM COMPENSATION
                                                                             -----------------------------------
                                              ANNUAL COMPENSATION                     AWARDS            PAYOUTS
                                      ------------------------------------   ------------------------  ---------
                                                                                         SECURITIES
                                                              OTHER ANNUAL   RESTRICTED  UNDERLYING     LTIP      ALL OTHER
           NAME AND                    SALARY       BONUS     COMPENSATION     STOCK     OPTION/SARS   PAYOUTS   COMPENSATION
    PRINCIPAL POSITION(a)       YEAR     ($)         ($)          ($)        ($)(b)(c)       (#)       ($)(d)        ($)
    ---------------------       ----     ---         ---          ---        ---------       ---       ------        ---
Matthew D. Serra .............  2002   1,200,000   1,192,483           0              0     200,000    1,931,274     2,000(e)
 President and Chief            2001   1,172,727   1,178,640           0      1,590,000     500,000      820,517     1,700(e)
 Executive Officer              2000     850,000   1,115,625           0        568,750     250,000      427,117     1,700(e)

Bruce L. Hartman .............  2002     558,807     308,506           0              0      50,000      869,372     7,599(e)
 Executive Vice President       2001     487,500     326,639           0        825,000      47,500      348,800     6,791(e)
 and Chief Financial Officer    2000     437,500     382,813           0              0      40,000      207,200     5,911(e)

Jeffrey L. Berk ..............  2002     421,250     232,563           0              0      47,500      719,238         0
 Senior Vice President --       2001     407,500     273,037           0              0      47,500      281,287         0
 Real Estate                    2000     400,000     350,000           0              0      40,000      147,233         0

Gary M. Bahler ...............  2002     418,750     231,183           0              0      47,500      630,000     3,900(e)
 Senior Vice President,         2001     387,500     259,636           0              0      47,500      261,600     3,610(e)
 General Counsel and            2000     337,500     295,313           0              0      40,000      155,400     3,249(e)
 Secretary

Laurie Petrucci ..............  2002     345,000     190,467           0              0      47,500      315,942     1,592(e)
 Senior Vice President --       2001     269,940     180,868           0              0      47,500       66,420         0
 Human Resources                2000     160,145     153,125      10,233(f)           0      15,000            0    14,659(g)

Terry L. Talley ..............  2002     400,937     217,213       1,067(h)     300,900      47,500      291,186     7,153(e)
 Chief Operating Officer of     2001     330,758     434,117(i)        0              0      30,000       34,701     1,700(e)
 Foot Locker Europe             2000     303,750     265,781           0              0      15,000            0     1,700(e)

---------
(a) The named executive officers held the following positions with the Company during the periods covered in the above table:

      M. D. Serra has served as President and Chief Executive Officer since March 4, 2001; he served as President and Chief Operating Officer from April 12, 2000 to March 3, 2001 and as Chief Operating Officer from February 9, 2000 to April 11, 2000. He was President and Chief Executive Officer of Foot Locker Worldwide prior to February 9, 2000.

      B. L. Hartman has served as Executive Vice President and Chief Financial Officer since April 18, 2002; he previously served as Senior Vice President and Chief Financial Officer from February 27, 1999 to April 17, 2002. He was Vice President -- Corporate Shared Services from August 12, 1998 to February 26, 1999.

      J. L. Berk has served as Senior Vice President -- Real
      Estate since February 9, 2000. He was President -- North
      America of Foot Locker Realty prior to February 9, 2000.

      G. M. Bahler has served as Senior Vice President since
      August 12, 1998; General Counsel since February 1, 1993; and Secretary since February 1, 1990.

      L. Petrucci has served as Senior Vice President -- Human Resources since May 24, 2001. She served as Senior Vice President -- Human Resources of Foot Locker Worldwide from March 6, 2000 to May 23, 2001 and as Vice President -- Organizational Development and Training of that division from February 1999 to March 5, 2000. She was Vice
      President -- Human Resources of Foot Locker Canada Inc. from February 1997 to February 1999.

      T. L. Talley was an executive officer of the Company during part of 2002 while he served as Senior Vice President and Chief Information Officer, which covered the period of October 1, 2001 to June 30, 2002. We have included Mr. Talley in the Summary Compensation Table pursuant to the regulations promulgated under the Securities Exchange Act of 1934. Mr. Talley currently serves as Chief Operating
      Officer of Foot Locker Europe, a position he has held since November 1, 2002. Prior to November 1, 2002 he held the following positions within the Company: (i) Chief Operating Officer of Lady/Kids Foot Locker from July 1, 2002 to

                                              (footnotes continued on next page)

(footnotes continued from previous page)

       October 31, 2002; (ii) Managing Director of the Northern Group in Canada, a former operating division of the Company, from March 2001 to September 30, 2001; (iii) Senior Vice President and Chief Financial Officer of Foot Locker Worldwide from January 1999 to March 2001; and (iv) Senior Vice President and Chief Financial Officer of Foot Locker Retail, Inc. from January 1998 to December 1998.

(b) At February 1, 2003 the named executive officers held the following shares of restricted stock, having the values stated below, based upon a $10.065 closing price of the Company's Common Stock as reported on the New York Stock Exchange on January 31, 2003, the last business day prior to the end of the fiscal year.

                                                      # OF SHARES OF
                       NAME                          RESTRICTED STOCK    $ VALUE
                       ----                          ----------------    -------
M. D. Serra........................................      150,000        1,509,750
B. L. Hartman......................................       90,000          905,850
J. L. Berk.........................................       20,000          201,300
G. M. Bahler.......................................       30,000          301,950
T. L. Talley.......................................       40,000          402,600

(c) In 2000, 2001 or 2002, the Company granted awards of restricted stock to the following executives on the dates indicated:

                                                              CLOSING PRICE
                                          DATE OF    # OF      ON DATE OF     VESTING
    NAME                                   GRANT    SHARES        GRANT         DATE      VALUE
    ----                                   -----    ------        -----         ----      -----
    M. D. Serra.........................  03/04/01  150,000      $ 10.60      01/31/04  $1,590,000
                                          02/09/00  100,000       5.6875      02/02/02     568,750
    B. L. Hartman.......................  05/01/01   60,000        13.75      01/31/04     825,000
    T. L. Talley........................  11/01/02   30,000        10.03      11/01/05     300,900

     The shares of restricted stock will vest on their respective vesting dates, provided that the executive remains employed by the Company from the date of grant through the applicable vesting date. The executive has the right to receive and retain all regular cash dividends payable after the date of grant to record holders of Common Stock. We calculated the values of the restricted stock awards by multiplying the closing price of the Company's Common Stock on the New York Stock Exchange on the individual grant dates by the total number of shares of restricted stock awarded on those dates.

(d) Amounts stated in this column reflect payments made to the executives under the Company's Long Term Incentive
     Compensation Plan. Payouts made in 2002 were for the 2000-2002 Performance Period; payouts made in 2001 were for the 1999-2001 Performance Period; and payouts made in 2000 were for the 1999-2000 Performance Period.

(e) Includes, where applicable, the dollar value of the premium paid by the Company for a flexible universal life insurance policy or a term life insurance policy for the benefit of the named executive and the dollar value of the Company's matching contribution under the 401(k) Plan made to the named executive's account in shares of Common Stock. The dollar value of amounts reported for 2002 are stated below. The shares of Common Stock for the matching contribution in 2002 were valued at $10.50 per share, which represents the closing price of a share of Common Stock on December 31, 2002, the last trading day of the plan year.


                                                                 EMPLOYER MATCHING
                                                LIFE INSURANCE   CONTRIBUTION UNDER
                     NAME                          PREMIUM          401(k) PLAN
                     ----                          -------          -----------
M. D. Serra...................................      $    0             $2,000
B. L. Hartman.................................       5,599              2,000
G. M. Bahler..................................       1,900              2,000
L. A. Petrucci................................       1,592                  0
T. L. Talley..................................       5,153              2,000

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(f)  Tax gross-up payment related to relocation.
(g)  Reimbursement for relocation expenses.
(h) Tax gross-up payments related to foreign earnings and award received under employee incentive program.
(i)  Amount includes discretionary bonus of $212,500.

           LONG-TERM INCENTIVE PLAN  -- AWARDS IN LAST FISCAL YEAR(a)

                                                      PERFORMANCE       ESTIMATED FUTURE PAYOUTS UNDER
                                    NUMBER OF           PERIOD            NON-STOCK PRICE-BASED PLAN
                                  SHARES, UNITS          UNTIL       -------------------------------------
             NAME               OR OTHER RIGHTS(#)      PAYOUT       THRESHOLD($)   TARGET($)   MAXIMUM($)
             ----               ------------------      ------       ------------   ---------   ----------
M. D. Serra...................      1,200,000         2002 - 2004      270,000      1,080,000   2,160,000
B. L. Hartman.................        575,000         2002 - 2004      129,375        517,500   1,035,000
J. L. Berk....................        425,000         2002 - 2004       95,625        382,500     765,000
G. M. Bahler..................        425,000         2002 - 2004       95,625        382,500     765,000
L. Petrucci...................        360,000         2002 - 2004       81,000        324,000     648,000
T. L. Talley..................        350,000         2002 - 2004       48,676        194,705     389,410

---------

(a) The named executive officers participate in the Long-Term Incentive Compensation Plan (the 'Long-Term Plan'). Individual target awards under the Long-Term Plan, are expressed as a percentage of the participant's annual base salary. In 2002 the Compensation and Management Resources Committee (the 'Compensation Committee') approved awards to the participants for the performance period of 2002-2004. The amounts shown in the table above under the column headed 'Number of Shares, Units or Other Rights' represent the annual rate of base salary for 2002 for each of the named executive officers. The amounts shown in the columns headed 'Threshold,' 'Target,' and 'Maximum' represent 22.5 percent, 90 percent and 180 percent, respectively, of each of the named executive officers' annual base salaries, other than
     T. L. Talley's, in the first year of the Performance Period and represent the amount that would be paid to him or her at the end of the applicable Performance Period if the Company achieves the established goals. The 'Threshold,' Target,' and 'Maximum' amounts shown for Mr. Talley represent 12.5 percent, 50 percent and 100 percent, respectively, of his base salary in the first year of the Performance Period, adjusted for subsequent salary increases due to promotions.

     Unless otherwise determined by the Compensation Committee, any payment in connection with awards under this plan will be made only if and to the extent performance goals for the Performance Period are attained and only if the participant remains employed by the Company throughout the Performance Period; provided that if the performance goals are met, the Compensation Committee may, in its sole discretion, award, after completion of the Performance Period, a pro rata payment to any participant whose employment terminated during the Performance Period. Further, upon a Change in Control, the Compensation Committee, in its sole discretion, but only to the extent permitted under Section 162(m) of the Internal Revenue Code (if applicable), may make a payment equal to or less than a pro rata portion (through the date of the Change in Control) of the individual target award based on the actual performance results achieved from the beginning of the Performance Period to the date of the Change in Control and the performance results that would have been achieved had the performance goals been met for the balance of the Performance Period.

     Payment to a participant under the Long-Term Plan for each Performance Period shall be made, in the discretion of the Compensation Committee, in shares of Common Stock or cash. If payment is made in shares of stock, the number of shares to be paid to the participant will be determined by dividing the achieved percentage of a participant's Annual Base Salary by the fair market value, as defined in the Long-Term Plan, of the Common Stock on the date of payment. The amount of any

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     payout for the Performance Period may not exceed the lesser of 300 percent of that employee's Annual Base Salary or $5,000,000.
     Any payout under the Long-Term Plan is calculated based upon the Company's performance in the applicable Performance Period and measured against the performance criteria set for the participant at the beginning of the applicable Performance Period by the Compensation Committee. These performance goals are based on one or more of the following criteria: (i) the attainment of certain target levels of, or percentage increase in, consolidated net income; or (ii) the attainment of certain levels of, or a specified increase in, return on invested capital. In addition, to the extent permitted by Section 162(m) of the Internal Revenue Code (if applicable), the Compensation Committee has the authority to incorporate provisions in the performance goals allowing for adjustments in recognition of unusual or non-recurring events affecting the Company or the Company's financial statements, or in response to changes in applicable laws, regulations or accounting principles.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS(a)
                                         ----------------------------------------------------
                                         NUMBER OF      PERCENT OF
                                         SECURITIES   TOTAL OPTIONS
                                         UNDERLYING     GRANTED TO     EXERCISE                 GRANT DATE
                                          OPTIONS       EMPLOYEES        PRICE     EXPIRATION     PRESENT
                 NAME                    GRANTED(#)   IN FISCAL YEAR   ($/SHARE)      DATE      VALUE($)(b)
                 ----                    ----------   --------------   ---------      ----      -----------
M. D. Serra............................   200,000         12.46          16.02      4/18/12      1,043,927
B. L. Hartman..........................    50,000          3.12          16.02      4/18/12        260,982
J. L. Berk.............................    47,500          2.96          16.02      4/18/12        247,933
G. M. Bahler...........................    47,500          2.96          16.02      4/18/12        247,933
L. Petrucci............................    47,500          2.96          16.02      4/18/12        247,933
T. L. Talley...........................    47,500          2.96          16.02      4/18/12        247,933

---------

(a) During 2002 the Compensation Committee granted stock options to the named executive officers under the 1998 Stock Option and Award Plan (the '1998 Award Plan') or the 1995 Stock
     Option and Award Plan (the '1995 Award Plan').

     The per-share exercise price of each stock option may not be less than the fair market value of a share of Common Stock on the date of grant. In general, no portion of any stock option may be exercised until the first anniversary of its date of grant. The options granted during 2002 become exercisable in three substantially equal installments, beginning on the first annual anniversary of the date of grant. If a participant retires, becomes disabled, or dies while employed by the Company or one of its subsidiaries, all unexercised options that are then immediately exercisable, plus those options that would have become exercisable on the next succeeding anniversary of the date of grant of each option, will remain (or become) immediately exercisable as of that date. Moreover, upon the occurrence of a 'Change in Control,' as defined in the 1998 Award Plan and the 1995 Award Plan, all outstanding options will become immediately exercisable as of that date.

     In general, options may remain exercisable for up to three years following a participant's retirement or termination due to disability, and for up to one year for any other termination of employment for reasons other than cause. However, under no circumstances may an option remain outstanding for more than ten years from its date of grant.

(b) Values were calculated as of the date of grant using a Black-Scholes option pricing model. The values shown in the table are theoretical and do not necessarily reflect the actual values that the named executive officers may ultimately realize. Any actual value to the officer will depend on the extent to which the market value of the Company's Common Stock at a future date exceeds the option exercise price. In addition to the fair market value of the Common Stock on the date of grant and the exercise price, which are identical, the following assumptions were used to calculate

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     the values shown in the table: a weighted-average risk-free interest rate of 4.17 percent; a stock price volatility factor of 42 percent; a 3.5 year weighted-average expected award life and a 1.2 percent dividend yield. The assumptions and calculations used for the model are consistent with the assumptions for reporting stock option valuations used in the Company's 2002 Annual Report.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                            SHARES                       OPTIONS AT FY-END(#)              FY-END($)(a)
                          ACQUIRED ON      VALUE      ---------------------------   ---------------------------
          NAME            EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            -----------   -----------   -----------   -------------   -----------   -------------
M. D. Serra.............    250,000      2,513,250      416,666        533,334        110,000             0
B. L. Hartman...........     50,000        554,498      104,999         95,001              0             0
J. L. Berk..............          0            N/A      142,499         92,501        239,024        50,343
G. M. Bahler............          0            N/A      169,999         92,501        138,343             0
L. Petrucci.............      2,000         20,487       28,833         84,167              0             0
T. L. Talley............          0            N/A      115,000         72,500        138,343             0

---------

(a) The fair market value (the average of the high and low prices of the Company's Common Stock) on Friday, January 31,
     2003, the last business day of 2002, was $10.065.

RETIREMENT PLANS

    The Company maintains the Foot Locker Retirement Plan (the 'Retirement Plan'), a defined benefit plan with a cash balance formula, which covers associates of the Company and substantially all of its United States subsidiaries. All qualified associates at least 21 years of age are covered by the Retirement Plan, and plan participants become fully vested in their benefits under this plan generally upon completion of five years of service or upon attainment of normal retirement age while actively employed.

    Under the cash balance formula, each participant has an account, for record keeping purposes only, to which credits are allocated annually based upon a percentage of the participant's W-2 Compensation, as defined in the Retirement Plan. This percentage is determined by the participant's years of service with the Company as of the beginning of each calendar year. The following table shows the percentage used to determine credits at the years of service indicated.

                                                                        PERCENT OF W-2
                                                PERCENT OF ALL           COMPENSATION
YEARS OF SERVICE                               W-2 COMPENSATION          OVER $22,000
----------------                               ----------------    +     ------------
Less than 6..................................        1.10                    0.55
6 - 10.......................................        1.50                    0.75
11 - 15......................................        2.00                    1.00
16 - 20......................................        2.70                    1.35
21 - 25......................................        3.70                    1.85
26 - 30......................................        4.90                    2.45
31 - 35......................................        6.60                    3.30
More than 35.................................        8.90                    4.45

    In addition, all balances in the participants' accounts earn interest at the fixed rate of 6 percent, which is credited annually. At retirement or other termination of employment, an amount equal to the vested balance then credited to the account under the Retirement Plan is payable to the participant in the form of a qualified joint and survivor annuity (if the participant is married) or a life annuity (if the participant is not married). The participant may elect to waive the annuity form of benefit described above and receive benefits under the Retirement Plan upon retirement in an optional annuity form or an immediate or deferred lump sum, or, upon other termination of employment, in a lump sum.

Participants may elect one of the optional forms of benefit with respect to the accrued benefit as of December 31, 1995 if the individual participated in the Retirement Plan as of that date.

    The Internal Revenue Code limits annual retirement benefits that may be paid to, and compensation that may be taken into account in the determination of benefits for, any person under a qualified retirement plan such as the Retirement Plan. Accordingly, for any person covered by the Retirement Plan whose annual retirement benefit, calculated in accordance with the terms of this plan, exceeds the limitations of the Internal Revenue Code, the Company has adopted the Foot Locker Excess Cash Balance Plan (the 'Excess Plan'). The Excess Plan is an unfunded, nonqualified benefit plan, under which the individual is paid the difference between the Internal Revenue Code limitations and the retirement benefit to which he or she would otherwise be entitled under the Retirement Plan.

    In addition, the Supplemental Executive Retirement Plan (the 'SERP'), which is an unfunded, nonqualified benefit plan, provides for payment by the Company of supplemental retirement, death and disability benefits to certain executive officers and certain other key employees of the Company and its subsidiaries. The named executive officers and three of the other executive officers of the Company currently participate in the SERP. Under the SERP the Compensation Committee sets an annual targeted incentive award for each participant consisting of a percentage of salary and bonus based on the Company's performance against target. Achievement of the target causes an 8 percent credit to a participant's account. The applicable percentage decreases proportionately to the percentage of the Company's performance below target, but not below 4 percent, and increases proportionately to the percentage of the Company's performance above target, but not above 12 percent. Participants' accounts accrue simple interest at the rate of 6 percent annually.

    The table below provides the estimated annual benefit for each of the named executive officers stated as a single life annuity under the Retirement Plan, the Excess Plan, and the SERP. The projections contained in the table assume each person's continued employment with the Company to his normal retirement date and that compensation earned during each year after 2002 to the individual's normal retirement date remains the same as compensation earned by him during 2002. The projections in the table below are based upon a single life annuity determined by converting the account balance projected to normal retirement date using a 6.00 percent interest rate at normal retirement age based on the average rate as published in Federal statistical release H.15 (519) for 30-year U.S. Treasury Bills for December 2002. The applicable interest rate is the rate specified in Section 417(e)(3)(A)(ii)(II) of the Internal Revenue Code.

                                   TOTAL ANNUAL BENEFIT        TOTAL ANNUAL BENEFIT
                                       FOR YEARS 1-3        FOR YEARS 4 AND SUBSEQUENT
    NAMED EXECUTIVE OFFICER       FOLLOWING RETIREMENT(a)    FOLLOWING RETIREMENT(a)
    -----------------------       -----------------------    -----------------------
M. D. Serra.....................         $670,763                    $ 46,788
B. L. Hartman...................          670,751                      67,662
J. L. Berk......................          614,460                      69,657
G. M. Bahler....................          526,713                     128,117
L. J. Petrucci..................          517,719                      60,658
T. L. Talley....................          122,549                      13,513

---------

(a) The amounts stated for years 1-3 following retirement include the SERP benefits, payable as a lump sum spread over a three-year period. The SERP projections include an 8.83 percent credit to the participants' accounts for 2002 and assume an annual 8 percent credit going forward. Beginning with the fourth year following retirement, the individuals' annual benefits will not include any SERP payments and, therefore, their annual benefits for those years will be reduced accordingly.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    We have employment agreements with the named executive officers. The material terms of these agreements are described below.

M. D. SERRA

    We entered into a new employment agreement with Mr. Serra on January 21, 2003 (the '2003 Agreement') providing for his continued employment as President and Chief Executive Officer for a term that began on February 2, 2003 and ends on February 4, 2006. The 2003 Agreement superseded Mr. Serra's agreement dated February 12, 2001, as amended.

    During the term of his employment under the 2003 Agreement, Mr. Serra will receive a base salary of not less than $1.5 million per year, and his annual bonus at target during each year of his employment term will be 100 percent of his base salary. Mr. Serra also participates in the Long-Term Plan. In connection with Mr. Serra's 2003 Agreement, the Compensation Committee granted an award of restricted stock to him for 240,000 shares in February 2003. These shares of restricted stock will fully vest on February 3, 2006 if he has been continuously employed by the Company until that date.

    If Mr. Serra's employment is terminated for any reason other than death, disability or cause, or if the Company materially breaches the terms of his employment agreement, we will pay him his base salary until the earliest of
(i) the end of the employment period, (ii) his death or (iii) his breach of any post-employment requirements. The Company would also pay him the annual bonus that he otherwise would have earned if his employment had not ended, pro rated to his termination date, and the bonus under the Long-Term Plan that he otherwise would have earned under that plan for the performance period that ends on the last day of the fiscal year in which his employment ends, pro rated to his termination date. Further, Mr. Serra's restricted stock would fully vest.

    Payments to Mr. Serra following a Change in Control under circumstances where (a) he terminates his employment within the 30-day period following three months after the Change in Control, (b) we terminate his employment without Cause, or (c) he terminates his employment for Good Reason during the two-year period following the Change in Control will not be less than 1.5 times his base salary and annual bonus at target. Also, Mr. Serra's shares of restricted stock and stock options that are unvested would fully vest under these circumstances. If Mr. Serra becomes entitled to the payments in this paragraph or any other amounts as a result of a Change in Control (the 'Change in Control Payments'), and these payments are subject to an excise tax under Section 4999 of the Internal Revenue Code, the Company will pay him a gross-up payment so that the net amount of the Change in Control Payments and the gross-up payment retained by Mr. Serra, after deduction for certain taxes, is equal to the Change in Control Payments.

B. L. HARTMAN, G. M. BAHLER, J. L. BERK, L. PETRUCCI AND T. L. TALLEY.

    We also have employment agreements with Bruce L. Hartman in his position as Executive Vice President, and with Gary M. Bahler, Jeffrey L. Berk, and Laurie Petrucci in their positions as Senior Vice Presidents of the Company. Mr. Talley's employment agreement in his current position as Chief Operating Officer of Foot Locker Europe is in substantially the same form as the executive officers named in the preceding sentence. Other than the agreement for Mr. Talley, the terms of each of these agreements began on January 1, 2003 and end on December 31, 2003. The term of the agreement for T. L. Talley began on November 1, 2002 and ends on December 31, 2003. The terms of each of the agreements will automatically be extended for additional one-year periods unless we give the executive notice that the Company does not intend to extend the term of the agreement.

    If the Company terminates the executive's employment without cause or does not extend the term of the employment agreement beyond the then-current termination date, or if the executive terminates his or her employment for good reason, the Company will pay the executive's base salary to him or her through the termination date and a severance benefit equal to the sum of two weeks' salary plus 1/26 of the executive's annual bonus at target multiplied by his or her years of service, but this sum shall not be less than 52 weeks' salary. If the executive's employment is terminated by the executive for good reason or by the Company without cause within 24 months following a Change in Control, as defined in the employment agreement, then he or she would be entitled to a severance benefit calculated using the formula described in the preceding sentence, except that the executive's minimum severance benefit may not be less than 104 weeks' salary plus two times his or her annual bonus at target.

TRUST AGREEMENT

    The Company has established a trust (the 'Trust') in connection with certain of its benefit plans, arrangements, and agreements, including certain of those described above, and other benefit plans, agreements or arrangements that subsequently may be covered (collectively, the 'Benefit Obligations'). Under the Trust agreement, in the event of a Change in Control of the Company (as defined in the Trust agreement), the trustee would pay to the persons entitled to the Benefit Obligations, out of funds held in the Trust, the amounts to which they may become entitled under the Benefit Obligations. Upon the occurrence of a Potential Change in Control of the Company (as defined in the Trust agreement), the Company is required to fund the Trust with an amount sufficient to pay the total amount of the Benefit Obligations. Following the occurrence, and during the pendency, of a Potential Change in Control, the trustee is required to make payments of Benefit Obligations to the extent these payments are not made by the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 2002 the following individuals (none of whom had been an officer or employee of the Company or any of its subsidiaries) served on the Compensation and Management Resources Committee: Purdy Crawford, Philip H. Geier Jr., James
E. Preston, Christopher Sinclair and Cheryl N. Turpin. There were no interlocks with other companies within the meaning of the SEC's proxy rules. Mr. Crawford is Counsel to the Canadian law firm of Osler, Hoskin & Harcourt LLP, which provided legal services to the Company during 2002. Mr. Crawford has advised the Company that, while Osler, Hoskin & Harcourt LLP provides him with an office and administrative support, the firm provided him with no remuneration in 2002. Mr. Crawford does not participate in decisions regarding awards under the Company's 1995 Award Plan or the 1998 Award Plan to executives covered by Section 16(a) of the Securities Exchange Act of 1934.

COMPENSATION COMMITTEE'S REPORT TO SHAREHOLDERS ON EXECUTIVE COMPENSATION

    The Compensation and Management Resources Committee of the Board of Directors (the 'Committee'), composed of the directors listed below, has responsibility for all compensation matters involving the Company's executive officers and for significant elements of the compensation of the chief executive officers and chief operating officers of its business units. None of the members of the Committee are officers or employees of the Company or any of its subsidiaries. This is our report on the Company's executive compensation in 2002.

    Compensation Policy. It is the policy of the Company to design and maintain a compensation policy that will enable the Company to attract, motivate, and retain executive officers and the senior management of its operating units by providing a fully competitive total compensation opportunity. This policy, developed under the oversight and with the approval of the Committee, provides for (i) competitive base salaries, which reflect the responsibilities of the position held and performance in the position; (ii) annual incentive opportunities payable in cash, which are based on the achievement of previously specified performance goals; (iii) long-term incentive opportunities, payable in stock or cash, which are based on the achievement of previously specified performance goals; and (iv) long-term stock-based incentive opportunities, which are designed to strengthen the mutuality of interest between participating executives and the shareholders. The Committee strives to balance short- and long-term incentive objectives and to employ prudent judgment in establishing performance criteria, evaluating performance, and determining actual incentive payment levels. For senior level management associates the compensation policy provides that a greater percentage of total compensation will be at risk, dependent upon the performance of the Company or the relevant operating unit in relation to targets established under incentive compensation plans, or, in the case of stock options, increases in the price of the Company's Common Stock. The Committee has the authority to retain an outside compensation consultant, reporting directly to the Committee, to assist it in evaluating executive compensation and benefits matters.

    Compensation Program. In order to implement this compensation policy, the Company, under the oversight and with the approval of the Committee, has established a compensation program for senior executive officers and the senior management of its business units consisting of four components: base salary, participation in the Annual Plan, participation in the Long-Term Plan, and grants under the Award Plans. These individuals, along with other associates of the Company, also have the opportunity to participate in the employee stock purchase program. The Company has a substantially similar compensation program for its other officers and senior management employees.

    An evaluation of the performance in the preceding year of each member of management (other than the Chief Executive Officer) is conducted by the Company's management at the beginning of each year, based upon goals, responsibilities, and other performance criteria established at the beginning of the prior year. Based upon the results of these performance reviews, the Chief Executive Officer then makes base salary recommendations for the Company's executive officers and the chief executive officers and chief operating officers of the Company's business units. The Committee then reviews the base salaries of these individuals and determines the changes, if any, that should be made to their base salaries based upon individual performance and the need to maintain a competitive position with other national retail companies. As part of its review of the Company's compensation program for its executives and of the new employment agreement entered into with Mr. Serra, discussed below, the Committee considered compensation data developed by a nationally recognized independent compensation consultant.

    At the beginning of each year, the Committee also establishes the performance goals under the Annual Plan for that year and under the Long-Term Plan for the performance period then beginning. The performance goals under the Annual Plan for 2002 were based on a combination of pre-tax earnings and percentage return on invested capital, with targets for executive officers being equal to the budgeted pre-tax earnings and percentage return on invested capital set in the Company's operating budget for the year. Senior management of the operating units participates in annual bonus plans with goals tied to operating results of their respective units. Payments under the Long-Term Plan are based on the Company's achievement, during the relevant performance period, of financial and operational targets established by the Committee at the beginning of the period. For the 2002-2004 performance period, this target is a specified average return on invested capital. For the 2000-2002 performance period, the target was a combination of average return on invested capital and cumulative net income.

    Each year the Committee considers granting options to purchase Common Stock to key employees, including executive officers. Stock option grants are intended to provide additional incentive for superior performance by officers and key employees who have the most impact on the management and success of the Company's businesses, and to strengthen the tie between a key employee's compensation opportunity and the shareholders' interest in increasing the price of Common Stock. Stock options granted by the Committee in 2002 vest in three equal annual installments beginning on the first anniversary of the date of grant. Approximately 200 associates participate. Also, from time to time, the Committee has granted restricted stock to certain key executives of the Company.

    In determining the number of options to be granted to executive officers, the Committee considered a number of factors, including the position held by the individual, his or her performance, the number of options granted to these individuals in previous years, the financial results of the Company for the prior year, and the price of a share of Common Stock.

    The performance of the Company's continuing operations somewhat exceeded the performance targets established by the Committee under the Annual Plan for 2002 and exceeded the target established by the Committee under the Long-Term Plan for the 2000-2002 performance period by an amount greater than that required to cause maximum payouts under the plan for that performance period.

    Chief Executive Officer's Compensation. At the end of 2002, the Company entered into a new employment agreement with Matthew D. Serra, the Company's President and Chief Executive Officer, for a three-year term beginning on February 2, 2003. The terms of that agreement are summarized on Page 17. This agreement replaces the employment agreement that the Company entered into with Mr. Serra in 2001. The components of Mr. Serra's compensation package are the same as those of other executive officers of the Company: base salary, annual cash incentive, long-term incentive payable in cash or stock, and long-term stock-based incentives.

    In approving Mr. Serra's compensation arrangements, the Committee considered the compensation arrangements of chief executive officers of other companies in the retail and athletic footwear and apparel industries, appropriate compensation for an executive of Mr. Serra's background and experience, and the benefits to the Company and its shareholders that were expected to result from obtaining Mr. Serra's services as the Company's Chief Executive Officer for an additional three-year period and providing him with a meaningful compensation opportunity tied to the performance of the Company and the price of its Common Stock.

    Payments were made to Mr. Serra under the Annual Plan for 2002 and the Long-Term Plan for the 2000-2002 performance period as shown in the table on Page 11 based upon the performance of the Company's on-going operations compared to targets established by the Committee at the beginning of the relevant performance periods.

    One Million Dollar Pay Deductibility Cap. Under Section 162(m) of the Code, public companies are precluded from receiving a federal tax deduction on compensation paid to certain executive officers in excess of $1 million per year unless certain requirements are met. It is generally the Committee's view that the compensation plans and programs of the Company should be designed and administered in a manner that ensures the tax deductibility by the Company of compensation paid to its executives. As a consequence, the Annual Plan, the Long-Term Plan, and the 1995 and 1998 Stock Option and Award Plans are structured so that cash compensation paid and stock options granted under those plans qualify for an exemption from the $1 million pay deductibility limit. The Committee recognizes, however, that situations may arise when it is in the best interests of the Company and its shareholders to pay compensation to an executive that cannot be deducted for tax purposes. The portion of Mr. Serra's base salary that exceeds $1 million per year, the compensation related to his restricted stock grants, and potentially some portion of the restricted stock grants made to certain other officers, are not expected to be deductible. It was the view of the Committee that the benefits of securing the services of Mr. Serra and these officers outweigh the Company's inability to obtain a tax deduction for those elements of compensation.

    New Plans. At this year's annual meeting, shareholders are being asked to approve the 2003 Stock Option and Award Plan, the 2003 Employees Stock Purchase Plan, and the amended and restated Annual Incentive Compensation Plan. These plans were approved by the Board of Directors on the recommendation of this Committee. The Committee believes that these plans are in the best interests of the Company's shareholders, and that they will provide the Committee with needed flexibility to continue a compensation program that supports the compensation policy outlined in this report.

                                               James E. Preston, Chairman
                                               Purdy Crawford
                                               Philip H. Geier Jr.
                                               Christopher A. Sinclair
                                               Cheryl N. Turpin

PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on the Company's Common Stock with the Russell 2000 Index and a selected peer group from January 31, 1998 through January 31, 2003. The peer group comprises The Finish Line, Inc., Footstar, Inc. (whose business includes operations outside of athletic footwear and apparel retailing) and The Sports Authority, Inc. The Company believes that this selected group reflects the Company's peers as retailers in the athletic footwear and apparel industry.

                              [PERFORMANCE GRAPH]

                                           1/31/98   1/29/99   1/29/00   2/2/01     2/1/02     1/31/03
                                           ------     -----     -----     -----      -----      ----

   Foot Locker...........................  100.00      23.6      27.3      55.5       69.7      46.4
   Russell 2000..........................  100.00     100.3     120.1     120.8      117.3      93.3
   Peer Group............................  100.00      68.8      58.9      92.8       90.0      48.5

                      EQUITY COMPENSATION PLAN INFORMATION

    The following table provides information as of February 1, 2003 for compensation plans under which equity securities may be issued.

                                              (a)                    (b)                    (c)
--------------------------------------------------------------------------------------------------------
PLAN CATEGORY                         NUMBER OF SECURITIES     WEIGHTED-AVERAGE     NUMBER OF SECURITIES
                                       TO BE ISSUED UPON      EXERCISE PRICE OF      REMAINING AVAILABLE
                                          EXERCISE OF        OUTSTANDING OPTIONS,    FOR FUTURE ISSUANCE
                                      OUTSTANDING OPTIONS,   WARRANTS AND RIGHTS        UNDER EQUITY
                                      WARRANTS AND RIGHTS                            COMPENSATION PLANS
                                                                                    (EXCLUDING SECURITIES
                                                                                        REFLECTED IN
                                                                                         COLUMN(a))
---------------------------------------------------------------------------------------------------------
Equity Compensation Plans Approved
  by Security Holders...............       7,676,285               $15.1722              13,217,142 (1)(2)

Equity Compensation Plans Not
  Approved by Security
  Holders (3).......................          32,000               $13.3042                       0

Total...............................       7,708,285               $  15.18              13,217,142

---------

(1) Includes securities available for future issuance under shareholder-approved compensation plans other than upon the exercise of an option, warrant or right, as follows:
     6,492,032 shares under the 1994 Employees Stock Purchase Plan (the 'Stock Purchase Plan') and 478,396 shares under the 2002 Directors Stock Plan. Participating employees under the Stock Purchase Plan may contribute up to 10 percent of their annual compensation to acquire shares of the Company's Common Stock at 85 percent of the lower market price on one of two specified dates in each plan year. The 2002 Directors Stock Plan provides for, in addition to annual stock option grants to non-employee directors, the payment of their annual retainer fees in stock and for the voluntary deferral of all or a portion of their annual retainer fees into stock units. Directors are required to receive at least 50 percent of their annual retainer fees in the form of stock. The total number of shares authorized under the 2002 Directors Stock Plan covers the issuance of stock in payment of non-employee directors' annual retainer fees, annual stock option grants, and stock units allocated under this plan without specifying the number of shares that may be issued or awarded in any of these forms. As of February 1, 2003, there were 478,396 shares available under the 2002 Directors Stock Plan, all of which are included in column (c) of the table, and no shares have been allocated into the deferred stock unit accounts.

(2) The 1995 Stock Option and Award Plan (the '1995 Award Plan') and the 1998 Stock Option and Award Plan (the '1998 Award Plan'), which were previously approved by shareholders, contain limitations within their respective total number of authorized shares on the number of shares that may be awarded to participants in the form of restricted stock or Other Stock-Based Awards, and these shares are included in the total number disclosed in column (c). The 1995 Award Plan limits the number of shares that may be awarded as restricted stock to 1,500,000 shares, of which 1,010,000 shares remain available for issuance. Similarly, the 1998 Award Plan limits the number of shares that may be awarded in the form of restricted stock and Other Stock-Based Awards to 3,000,000 shares, of which 2,218,435 shares remain available for issuance. Payouts under the Long-Term Incentive Compensation Plan may, at the discretion of the Compensation Committee, be made in shares of Common Stock, and these shares would be issued as Other Stock-Based Awards under the 1995 Award Plan or the 1998 Award Plan.

(3) Reflects the nonstatutory stock option awards granted to J. Carter Bacot in 2001 and 2002 as the non-executive Chairman of the Board. Mr. Bacot's 2001 stock option covering 17,000 shares of the Company's Common Stock was granted on February 12, 2001 at the per-share exercise price of $11.905, which was the fair market value of a share of the Foot Locker's Common Stock on the date of grant. The option vested on March 1, 2002 and will expire on December 31, 2005 unless it is exercised or cancelled prior to that date. Mr. Bacot's 2002 stock option covering 15,000 shares was granted on February 4, 2002 at the per-share exercise price of $14.89, which was the fair market value of a share of our Common Stock on the date of grant. The 2002 option vested on March 1, 2003 and will expire on December 31, 2006 unless it is exercised or cancelled prior to that date. Shares for both of these option grants are to be made available exclusively from treasury shares.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides that the members of the Board of Directors be divided into three classes serving staggered three-year terms, each class to be as nearly equal in number as the other two. The terms of the three directors who constitute Class III expire at the 2003 annual meeting upon the election and qualification of their successors.

    Jarobin Gilbert Jr., David Y. Schwartz and Cheryl N. Turpin will be considered for election as directors in Class III, each to hold office for a three-year term expiring at the annual meeting in 2006. The eight remaining directors will continue in office, in accordance with their previous elections, until the expiration of the terms of their classes at the 2004 or 2005 annual meeting. Each nominee has been nominated by the Board of Directors for election and has consented to serve for the specified term. Ms. Turpin was elected to the Board effective January 1, 2001. Messrs. Gilbert and Schwartz were elected to serve for their present terms at the 2000 annual meeting.

    If, prior to the annual meeting, any of the three nominees becomes unable to serve as a director for any reason, the persons designated as proxies on the enclosed proxy card will have full discretion to vote the shares represented by proxies held by them for another person to serve as a director in place of that nominee.

    Biographical information follows for the three nominees and for each of the eight other directors of the Company whose present terms as directors will continue after the 2003 annual meeting. There are no family relationships among the directors or executive officers of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES IDENTIFIED FOR ELECTION.

NOMINEES FOR DIRECTORS
TERMS EXPIRING IN 2006

    JAROBIN GILBERT JR. Age 57. Director since 1981. President and Chief Executive Officer of DBSS Group, Inc. (management, planning and trade consulting services) since 1992. He is a director of PepsiAmericas, Inc. and Midas, Inc. He is a trustee of Atlantic Mutual Insurance Company. Mr. Gilbert is also a director of Harlem Partnership, Inc. and a permanent member of the Council on Foreign Relations.

    DAVID Y. SCHWARTZ. Age 62. Director since 2000. Independent business adviser and consultant since July 1997. He was a partner with Arthur Andersen LLP from 1972 until he retired from that public accounting firm in 1997. Mr. Schwartz is a director of Walgreen Co. and TruServ Corporation.

    CHERYL N. TURPIN. Age 55. Director since 2001. President and Chief Executive Officer of the Limited Stores (retail merchants) from June 1994 to August 1997. She was President and Chief Executive Officer of Lane Bryant, a subsidiary of The Limited, Inc., from January 1990 to June 1994. Ms. Turpin is a director of The Women's Fund of Central Ohio and a member of the Board of Trustees of the Columbus School for Girls.

DIRECTORS CONTINUING IN OFFICE
TERMS EXPIRING IN 2004

    JAMES E. PRESTON. Age 70. Director since 1983. Chairman of the Board of Avon Products, Inc. (manufacture and sale of beauty and related products) from 1989 to May 6, 1999, and Chairman and Chief Executive Officer of Avon Products, Inc. from 1989 to June 1998. He is a director of ARAMARK Corporation and Reader's Digest Association.

    MATTHEW D. SERRA. Age 58. Director since 2000. The Company's President since April 12, 2000 and Chief Executive Officer since March 4, 2001. He was the Company's Chief Operating Officer from February 9, 2000 to March 3, 2001, and President and Chief Executive Officer of the Company's Foot Locker Worldwide division from September 21, 1998 to February 8, 2000. Prior to joining the Company, Mr. Serra served as Chairman and Chief Executive Officer of Stern's, a division of Federated Department Stores, Inc., from March 1993 to September 1998.

    CHRISTOPHER A. SINCLAIR. Age 52. Director since 1995. Managing Director of Manticore Partners LLC (venture capital and advisory firm) since February 1, 2001, and Chairman of Scandent Group, BV (global provider of information technology services). Mr. Sinclair was an Operating Partner of Pegasus Capital Advisors (private equity firm) from June 1, 2000 to June 1, 2002. He was Chairman of the Board of Caribiner International (business communications) from May 5, 1999 to May 30, 2000, Chief Executive Officer from December 22, 1998 to May 30, 2000, and President from December 22, 1998 to May 4, 1999. He served as President and Chief Executive Officer of Cutter Capital LLC, an affiliate of Manticore Partners LLC, from March 1998 to December 1998. He is a director of Mattel, Inc. and Merisant, Inc.

    DONA D. YOUNG. Age 49. Director since 2001. Chairman of the Board, President and Chief Executive Officer of The Phoenix Companies, Inc. (provider of wealth management products and services to individuals and institutions). Mrs. Young has held the position of Chairman of the Board since April 1, 2003, President since February 2000, and Chief Executive Officer since January 1, 2003. She served as Chief Operating Officer from February 2001 to December 31, 2002. Mrs. Young is also Chairman of the Board since April 1, 2003 and Chief Executive Officer since January 1, 2003 of Phoenix Life Insurance Company. She previously served as President of Phoenix Life Insurance Company from February 2000 to March 31, 2003 and Chief Operating Officer from February 2001 to December 31, 2002. Mrs. Young joined Phoenix Home Life Mutual Insurance Company in 1980 and served in various management and legal positions, including Executive Vice President and General Counsel from 1995 to 2000. She is a director of The Phoenix Companies, Inc., Sonoco Products Company and Wachovia Corporation.

DIRECTORS CONTINUING IN OFFICE
TERMS EXPIRING IN 2005

    J. CARTER BACOT. Age 70. Director since 1993. Mr. Bacot has served as the non-executive Chairman of the Board of the Company since March 4, 2001. He was Chairman of the Board of The Bank of New York Company, Inc. (bank holding company) and of The Bank of New York, its wholly owned subsidiary, from 1982 to February 7, 1998; Chief Executive Officer of The Bank of New York Company, Inc. and of The Bank of New York from 1982 to July 1, 1997. He is a trustee of Atlantic Mutual Insurance Company and a director of its subsidiaries, Atlantic Specialty Insurance Company and Centennial Insurance Company; and a director of NVR, Inc.

    PURDY CRAWFORD. Age 71. Director since 1995. Chairman of the Board of AT&T Canada (telecommunications) since June 1999. Chairman of the Board of Imasco Limited (Canada) (consumer products and services) from 1987 to February 2000 and its Chief Executive Officer from 1987 to 1995. Mr. Crawford is a director of AT&T Canada, Canadian National Railway Company, Maple Leaf Foods Ltd., Petro-Canada, Emera Inc., Seamark Asset Management Ltd. and Gagnong Bros. Ltd. He is a member of the Advisory Board of Oxford Frozen Foods Limited and Counsel to the Canadian law firm of Osler, Hoskin & Harcourt LLP.

    NICHOLAS DIPAOLO. Age 61. Director since 2002. Vice Chairman and Chief Operating Officer of Bernard Chaus, Inc. (apparel designer and manufacturer) since November 1, 2000. He was Chairman of the Board, President and Chief Executive Officer of Salant Corporation (diversified apparel company) from January 1991 until his retirement in 1997. Mr. DiPaolo is a director of Bernard Chaus, Inc. and JPS Industries.

    PHILIP H. GEIER JR. Age 68. Director since 1994. Chairman of the Board and Chief Executive Officer of Interpublic Group of Companies, Inc. (advertising agencies and other marketing communication services) from 1980 to December 31, 2000. He is a director of Fiduciary Trust Company International, AEA Investors, Inc., Alcon, Inc., Swiss International Airlines and Mettler-Toledo, Inc.

                                   PROPOSAL 2

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Audit Committee of the Board of Directors has appointed KPMG LLP ('KPMG') as independent accountants of the Company for the fiscal year that began February 2, 2003, subject to ratification by the shareholders at the 2003 annual meeting. A resolution for ratification will be presented at the annual meeting.

    Representatives of KPMG are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

AUDIT AND NON-AUDIT FEES

    The following table presents fees for professional audit services rendered by KPMG for the audit of Foot Locker's annual financial statements for 2002 and 2001, as well as fees billed for other services provided by KPMG during these two fiscal years. Certain amounts for 2001 have been reclassified to conform to the 2002 presentation.

                        CATEGORY                               2002           2001
                        --------                               ----           ----
Audit Fees (1)...........................................  $  2,086,000   $  2,090,000
Audit-Related Fees (2)...................................       206,000        507,000
Tax Fees (3).............................................       644,000        826,000
All Other Fees (4).......................................            --         75,000
                                                           ------------   ------------
Total....................................................  $  2,936,000   $  3,498,000
                                                           ------------   ------------
                                                           ------------   ------------

---------

(1) Audit fees consisted of audit work performed in the preparation of financial statements, reviews of registration statements and issuance of consents, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2) Audit-related fees consisted principally of audits related to the divestiture of certain businesses and audits of financial statements of certain employee benefit plans.

(3) Tax fees consisted principally of assistance with matters related to tax compliance, tax planning and tax assistance services for expatriate employees.

(4) All other fees consisted of permitted non-audit services that do not fall into any of the specified categories, such as client assistance.

AUDIT COMMITTEE REPORT

    In accordance with its charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its oversight responsibilities in the areas of the Company's accounting policies and practices, and financial reporting. The committee has responsibility for appointing the independent accountants and internal auditors.

    The Audit Committee consists of five independent members, as independence is defined under the rules of the New York Stock Exchange.

    The Audit Committee reviewed and discussed with management and KPMG, the Company's independent auditors, the audited financial statements for the 2002 fiscal year, which ended February 1, 2003. The Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, 'Communication with Audit Committees' and, with and without management present, discussed and reviewed the results of KPMG's examination of the financial statements.

    The Audit Committee obtained from KPMG the written disclosures and the letter required by Independence Standards Board Standard No. 1 'Independence Discussions with Audit Committees' and has discussed with KPMG any relationships that may affect its objectivity and independence and satisfied itself as to the independent auditors' independence. The Audit Committee has considered whether the non-audit services provided by KPMG to the Company are compatible with maintaining KPMG's independence. The Audit Committee approves such non-audit services in advance and, further, has delegated to the Committee Chair the authority to pre-approve all non-audit services to be provided by KPMG. An update on the status of the non-audit services provided by KPMG is given to the full committee at each meeting. Based on the review and discussions referred to above, the Audit

Committee recommended to the Board of Directors that the audited financial statements be included in Foot Locker's Annual Report on Form 10-K for the 2002 fiscal year.

                                          Purdy Crawford, Chair
                                          Nicholas DiPaolo
                                          Jarobin Gilbert Jr.
                                          David Y. Schwartz
                                          Dona D. Young

                                   PROPOSAL 3

          APPROVAL OF THE FOOT LOCKER 2003 STOCK OPTION AND AWARD PLAN

    The Board of Directors has adopted, subject to shareholder approval, the Foot Locker 2003 Stock Option and Award Plan (the '2003 Award Plan'). We are seeking shareholder approval of the 2003 Award Plan because the Board of Directors believes that the plan will provide it with the necessary flexibility to meet both current and anticipated future needs in attracting, retaining and rewarding key employees who have the ability to enhance the value of the Company, which the Board believes would benefit our shareholders.

    The 2003 Award Plan is substantially similar to the Company's current shareholder-approved award plans, which are the 1995 Award Plan and the 1998 Award Plan. As of May 3, 2003, there were 1,879,751 shares available for grant under the 1995 Award Plan and 2,689,381 shares available for grant under the 1998 Award Plan. The 1998 Award Plan will expire by its terms on April 14, 2008. The 1995 Award Plan will expire by its terms on March 8, 2005, which means that no further grants or awards may be made under that plan as of that time. Therefore, the 1995 Award Plan will expire within a short time period and the number of shares available under the 1998 Award Plan may be insufficient over the longer term. In order to permit additional awards to officers and key employees, including to Mr. Serra, we are seeking shareholder approval of the 2003 Award Plan.

    The following is a summary of the material terms of the 2003 Award Plan and is qualified in its entirety by the complete text of the 2003 Award Plan, which is attached as Appendix A. The capitalized terms used but not defined in this summary have the meanings given to them in the 2003 Award Plan.

ADMINISTRATION

    This plan will be administered and interpreted by the Compensation and Management Resources Committee of the Board or a subcommittee thereof (the 'Committee'), which is composed of two or more non-employee directors, each of whom is an 'outside director' within the meaning of Section 162(m) of the Code and a 'non-employee director' as defined in Section 16(b) of the Exchange Act. The Committee will select the persons to receive grants from among the eligible employees, determine the types of grants and number of shares to be awarded to them, and set the terms, conditions, and provisions of the grants consistent with the terms of the 2003 Award Plan. The Committee may establish rules for the administration of the plan.

ELIGIBLE EMPLOYEES

    The Committee may grant Awards to officers and other employees of the Company, including its subsidiaries and operating divisions worldwide.

SHARES SUBJECT TO THE PLAN

    The maximum number of shares of the Company's Common Stock reserved for Award grants under the 2003 Award Plan is 4,000,000, subject to adjustment as described below. The number of shares reserved for issuance as Restricted Stock and Other Stock-Based Awards (as defined below) cannot exceed 1,000,000 shares, subject to adjustment as described below. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Common Stock, adjustments may be made to the number of shares available for Award grants and to the number of shares and price under outstanding grants made before the event. Such shares may be either authorized and unissued shares or issued shares acquired and held in the Company's treasury account.

AWARDS UNDER THE 2003 AWARD PLAN

    An Award made under the 2003 Award Plan may be made in the form of an Option, Tandem or Freestanding Stock Appreciation Right, Restricted Stock, or Other Stock-Based Award.

    During the term of this Plan, no Participant may receive a total number of Awards relating to more than 25 percent of the total number of shares authorized under the Plan, subject to adjustment. To the extent that shares of Common Stock for which Options or Stock Appreciation Rights are permitted to be granted to an individual during a fiscal year of the Company are not covered by a grant of an Option or a Stock Appreciation Right in the Company's fiscal year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent fiscal year during the term of the plan.

STOCK OPTIONS

    Option granted under the 2003 Award Plan may be either incentive stock options under the provisions of Section 422 of the Code ('ISOs') or options not subject to the provisions of Section 422 of the Code ('Nonstatutory Options').

    The exercise price per share of Common Stock covered by an Option shall be determined by the Committee when the Option is granted; provided, however, that the exercise price shall not be less than 100 percent (110 percent in the case of any ISO that is granted to a Ten Percent Shareholder) of the Fair Market Value of a share of Common Stock on the date of grant.

    The Committee has the authority to establish the vesting schedule for Options granted. Options may become exercisable in equal installments over a three-year period, beginning with the first annual anniversary of its date of grant. However, the Committee has the right to establish a shorter or longer exercise schedule for any Options granted. The majority of stock options granted to employees by the Committee since 1996 have been granted with a three-year exercise schedule.

    Each Option shall expire ten years from its date of grant (or five years in the case of an ISO that is granted to any person who owns more than ten percent of the Company's voting stock) unless the Committee shall determine an earlier expiration date.

    The payment of the exercise price of any Option may be made (a) in cash or by check, bank draft or money order, (b) by delivering shares of Common Stock that have been owned by the Participant for at least six months (or other period necessary for the Company to avoid a charge to earnings) or in a combination of such shares of Common Stock and cash or (c) through a cashless exercise through a broker consistent with applicable law.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

    A participant does not realize taxable income, and no tax deduction is available to the Company, upon either the grant or exercise of an ISO. If a participant holds the shares acquired upon the exercise of an ISO for more than one year after the Option exercise and more than two years after the date of the Option grant (the 'Holding Period'), the difference between the Option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to the Company. If the shares are sold before the expiration of the Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction for the portion of the gain, if any, equal to the difference between the Option price and the lesser of the Fair Market Value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the Holding Period before disposition.

    A participant does not realize taxable income, and no deduction is available to the Company, upon the grant of a Nonstatutory Option. When a Nonstatutory option is exercised, the excess of the Fair Market Value of the shares on the exercise date over the exercise price of the Option will be taxable to the Participant as ordinary income and deductible by the Company. The tax basis of shares acquired will be the Fair Market Value of the shares on the exercise date. For shares held for more than one year following the exercise date, the Participant will realize long-term capital gain or loss upon disposition.

    The Company believes that compensation received by participants on the exercise of Nonstatutory Options or the disposition of shares acquired upon the exercise of any ISOs will be considered performance-based compensation and thus not subject to the $1 million limit of Section 162(m) of the Internal Revenue Code.

STOCK APPRECIATION RIGHTS

    The 2003 Award Plan authorizes the Committee to grant stock appreciation rights ('SARs') to Participants. Each SAR may relate to and be associated with a specific Option or may be freestanding. In the case of an SAR that is related to an Option, such SAR may be granted either at the time the Option is granted or, if related to a Nonstatutory Option, at any time thereafter. An SAR related to an Option is subject to the same terms and conditions as the related Option and is exercisable only to the extent the related Option is exercisable. Upon the exercise of an SAR, the Participant shall be entitled to receive an amount equal to (i) the excess of the (x) Fair Market Value of a share of Common Stock on the exercise date of the SAR over (y) the price specified in the SAR on the date of grant or, in the case of an SAR related to an Option, the Option price of the related Option multiplied by (ii) the number of shares of stock as to which such SAR is being exercised. Any payment with respect to an SAR will be made in Common Stock determined on the basis of the Fair Market Value on the exercise date of the SAR or, alternatively, at the discretion of the Committee, solely in cash, or in a combination of cash and Common Stock. On the exercise of an SAR related to an Option, the related Option, or portion thereof in respect of which such SAR is exercised, terminates.

RESTRICTED STOCK

    The 2003 Award Plan authorizes the Committee to make Awards of Restricted Stock. The Committee shall determine the terms and conditions of Restricted Stock Awards, including the Restriction Period. The Participant may not sell, assign, transfer or otherwise dispose of, except by will or the laws of descent and distribution, shares of Restricted Stock during the Restriction Period. The Committee may make the lapse of such restrictions contingent on the achievement of performance goals. Except as otherwise provided by the Award Agreement or the 2003 Award Plan, during the Restriction Period the Participant shall possess all incidents of ownership of the shares, including the right to receive dividends with respect to the shares and to vote the shares.

OTHER STOCK-BASED AWARDS

    The 2003 Award Plan authorizes the Committee to grant Other Awards of Stock and other Awards that are valued in whole or in part by reference to, or payable on or otherwise based on Common Stock ('Other Stock-Based Awards'). The Committee may determine the terms and conditions of the Other Stock-Based Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance goal or period.

TRANSFERABILITY

    In general, no Award may be Transferred by the participant other than by will or by the laws of descent and distribution. However, the Committee may determine at the time of grant or thereafter that an Award, other than an ISO or Restricted Stock, is Transferable to a family member in whole or in part under circumstances and conditions specified by the Committee.

CHANGE IN CONTROL

    To preserve all of a participant's rights in the event of a Change in Control, the following shall occur, unless the Committee expressly provides otherwise in the Award Agreement: (i) all outstanding Options and freestanding SARs not already exercisable shall become immediately exercisable; (ii) any

Restriction Periods on Restricted Stock shall immediately lapse; and (iii) with respect to Other Stock-Based Awards, any outstanding performance periods or goals shall be deemed to have been attained or any outstanding restrictions shall lapse.

AMENDMENTS

    The Board or the Committee may amend the 2003 Award Plan provided that no amendment that requires shareholder approval under applicable New York law, the listing requirements of the New York Stock Exchange, or in order for the plan to continue to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Internal Revenue Code shall be effective unless it is approved by the requisite vote of shareholders. No amendment shall adversely affect any of the rights of any participant under any Award without the participant's consent.

NEW PLAN BENEFITS

    The Committee has not granted any awards under the 2003 Award Plan. Information regarding awards of stock options and restricted stock granted to the named executive officers in 2002 under the 1995 Award Plan or the 1998 Award Plan appears under the heading 'Executive Compensation,' beginning on Page 11. The number, amount, and type of awards to be received by or allocated to eligible employees under the plan in the future cannot be determined at this time. However, the Company expects that future awards under the 2003 Award Plan will not be materially different from those described beginning on Page 11. Non-employee directors are not eligible to participate in this plan.

    The Fair Market Value of a share of the Company's Common Stock, determined by calculating the average of the high and low prices of a share of Common Stock as reported on the Composite Tape for New York Stock Exchange Listed Stocks on May 1, 2003 was 10.965.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                                   PROPOSAL 4

         APPROVAL OF THE 2003 FOOT LOCKER EMPLOYEES STOCK PURCHASE PLAN

    The Board of Directors has adopted, subject to shareholder approval, the 2003 Foot Locker Employees Stock Purchase Plan (the '2003 Stock Purchase Plan'). We are seeking shareholder approval of this plan as the current employees stock purchase plan will expire in June 2004, and the Company believes that offering a plan through which eligible employees may choose to purchase shares of Foot Locker's stock at a favorable price enhances employees' interest in the continued success of the Company.

    The following is a summary of the material terms of the 2003 Stock Purchase Plan and is qualified in its entirety by the complete text of the 2003 Stock Purchase Plan, which is attached as Appendix B. The capitalized terms used but not defined in this summary have the meanings given to them in the 2003 Stock Purchase Plan.

CURRENT EMPLOYEES STOCK PURCHASE PLAN

    Under the existing 1994 Employees Stock Purchase Plan (the '1994 Purchase Plan'), shareholders authorized the issuance of an aggregate of 8 million shares of Common Stock for purchase by eligible employees (as defined in that plan) of the Company and certain of its subsidiaries and operating units. Purchases of shares are made by means of payroll deductions, which may not exceed ten percent of a participating employee's compensation (as defined in the 1994 Purchase
Plan). Officers of the Company, if otherwise eligible, may participate in the 1994 Purchase Plan. The price at which shares may be purchased under the 1994 Purchase Plan is 85 percent of the lesser of the fair market value of a share of common stock on one of two specified dates in each plan year. A participant may not purchase shares of stock having a fair market value greater than $25,000 under the 1994 Purchase Plan during any calendar year.

    The 1994 Purchase Plan will automatically terminate after the Annual Purchase Date in 2004, which is June 1, 2004. We anticipate that the first date that shares of Common Stock will be purchased under the 2003 Stock Purchase Plan will be on the Annual Purchase Date in 2005.

    SUMMARY OF THE 2003 PURCHASE PLAN. The 2003 Purchase Plan is substantially similar to the 1994 Purchase Plan.

    PURPOSE. The 2003 Purchase Plan is designed to provide Eligible Employees of Foot Locker and participating subsidiaries a convenient opportunity to purchase shares of the Company's Common Stock at a favorable price by means of payroll deductions. The 2003 Purchase Plan is intended to enhance employees' interest in the continued success of the Company, its subsidiaries and operating units, and to encourage employees to remain in the employ of the Company.

    SHARES OFFERED. Under the 2003 Purchase Plan, the Company is offering an aggregate of 3,000,000 shares of Common Stock, subject to adjustment as provided below, for purchase by Eligible Employees. The shares to be issued under the 2003 Purchase Plan may be either authorized and unissued shares or issued shares held in or acquired for the Company's treasury account.

    ELIGIBLE EMPLOYEES. Each 'full-time employee' of the Company or any participating subsidiary, who has continuously been a full-time employee of the Company or any subsidiary of the Company for at least three months, becomes an Eligible Employee under the 2003 Purchase Plan as of the first Date of Grant following the completion of three months of employment. A 'full-time employee' is one whose customary employment is not less than 20 hours per week and for not less than five months during any calendar year. As of February 1, 2003, there were approximately 9,000 Eligible Employees. Officers of the Company, provided they meet the eligibility requirements, may become Eligible Employees and Participants under the 2003 Purchase Plan. The non-employee directors of the Company may not participate in this plan.

    OPTION TO PURCHASE SHARES. Each person who is an Eligible Employee on the Date of Grant in each Plan Year is automatically granted, as of that date, a non-cumulative option to purchase, on the Annual Purchase Date in that Plan Year, up to but not more than that number of full shares of Common Stock determined by dividing $25,000 by the Fair Market Value of a share on that Date of Grant. Options may be exercised only on the Annual Purchase Date in the Plan Year in which they are granted, and may not be carried into any subsequent Plan Year.

    PURCHASE OF SHARES. On the Annual Purchase Date in each Plan Year, each Participant in the 2003 Purchase Plan who has accumulated sufficient payroll deductions (and accumulated interest thereon) is deemed to have exercised the option to purchase the shares at the Purchase Price. The Purchase Price of a share in each Plan Year is the lesser of 85 percent of the Fair Market Value on the Date of Grant or 85 percent of the Fair Market Value on the Annual Purchase Date in that Plan Year.

    LIMITATION ON PAYROLL DEDUCTIONS. A participant may authorize payroll deductions during any Plan Year up to but not exceeding 10 percent of his or her Annual Earnings during the full calendar year ending on the December 31st following the Date of Grant in such Plan Year. A participant's total purchase deductions, which are applied to purchase shares upon the exercise of his or her option on an Annual Purchase Date, consist of the amount of payroll deductions made on behalf of the Participant during a Plan Year plus accumulated interest on the payroll deductions. Interest, which is compounded quarterly, is paid on the amount of each Participant's accumulated payroll deductions at the rate of the Company's cost for short-term funds as of the Friday before the Date of Grant, or as otherwise determined from time to time, by the Committee administering the 2003 Purchase Plan.

    ADJUSTMENT. The number of shares offered for purchase under the 2003 Purchase Plan will be adjusted by the Board of Directors of the Company in the event of any subdivision of outstanding shares of Common Stock, the payment of a stock dividend, or any reclassification or change in the par value of such Common Stock.

    EFFECTIVE DATE. If shareholders approve the 2003 Purchase Plan, the first Date of Grant under the plan will be June 1, 2004 and the first Date of Purchase will be June 1, 2005. Unless sooner terminated for any reason by the Board, no options will be granted under the 2003 Purchase Plan, and the plan will automatically terminate, immediately after the 2013 Annual Purchase Date or such earlier date on which all of the shares offered under the plan have been purchased by participants. If the Board terminates the 2003 Purchase Plan on any date during any Plan Year other than the defined Annual Purchase Date in June, then the termination date will be deemed to be the Annual Purchase Date for that Plan Year, and the 2003 Purchase Plan will terminate immediately after such date.

    AMENDMENT. The Board may amend, modify, suspend, or discontinue the 2003 Purchase Plan for any purpose required or permitted by law; provided, however, that no such amendment or modification shall (a) increase the number of shares offered under the plan (other than as provided above with respect to adjustments in cases of changes affecting the Company's Common Stock), or (b) decrease the Purchase Price per share without the approval of the requisite vote of shareholders of the Company.

    U.S. FEDERAL INCOME TAX. The stock options covered by the terms of the 2003 Purchase Plan are intended to be options granted pursuant to an 'employee stock purchase plan,' as defined under Section 423 of the Internal Revenue Code. An employee who participates in the 2003 Purchase Plan will not realize taxable income when the Company grants an option to purchase shares under the terms of the plan or when the employee exercises the option. If a Participant holds his or her shares for more than one year after the Annual Purchase Date (or, if the Plan is terminated before the Annual Purchase Date, for two years after the Date of Grant) or dies while owning the shares, an amount equal to the lesser of (i) the 15 percent discount from the Fair Market value of the shares on the Date of Grant or (ii) the excess of the sale price for the shares that are sold, or in the cases of death or other disposition, the Fair Market Value of the shares on the date of death or other disposition, over the amount paid for the shares is taxable to a Participant as ordinary income in the year of the sale, other disposition, or death. If the shares are held for the required periods, the Company will not be entitled to a deduction for federal income tax purposes upon the granting or exercise of the option by the Participant.

    If a Participant sells or otherwise disposes of his or her shares within one year after the Annual Purchase Date, the excess of the Fair Market Value of the shares on the Annual Purchase Date over the Purchase Price is recognized by the Participant as ordinary income at the time of the sale or other disposition. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant. In addition, for sales both within and after one year of the Annual Purchase Date (but not in the cases of death or other dispositions) capital gain or loss must be recognized in the year of sale. The amount of gain or loss is equal to the difference between the sale price and the sum of the Purchase Price plus the amount of ordinary income calculated above.

MISCELLANEOUS

    All funds received or held by the Company under the 2003 Purchase Plan may be used for the Company's general corporate purposes.

    Rights and options granted under the 2003 Purchase Plan are not transferable or assignable. Except as otherwise provided below, an employee's rights and any option granted to such employee under the 2003 Purchase Plan shall terminate if and when he or she ceases to be an employee for any reason, and all amounts standing to his or her credit under this Plan as of the employment termination date shall be refunded to the person. However, if an employee retires on any date permitted under the Company's or any subsidiary's retirement plan, or ceases to be a 'full-time employee' due to a long-term disability covered by a long-term disability benefit plan of the Company or of any subsidiary, and the effective date of such retirement or cessation of employment is within four months prior to the Annual Purchase Date in a Plan Year, such person may continue to be a Participant under the 2003 Purchase Plan through and including the Annual Purchase Date in that Plan Year, except that payroll deductions will stop as of the termination date, and such person may exercise his or her option to purchase shares on such date at the Purchase Price.

    No employee may be granted an option under the 2003 Purchase Plan if the employee, immediately after the option is granted, owns stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company.

    A Participant in the plan will have no rights of a shareholder of the Company unless and until the Participant purchases one or more shares under the plan and the shares have been issued.

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    The Fair Market Value of a share of the Company's Common Stock, determined by calculating the average of the high and low prices of a share of Common Stock as reported on the Composite Tape for New York Stock Exchange Listed Stocks on May 1, 2003 was 10.965.

    The 2003 Purchase Plan is based on the voluntary participation of Eligible Employees and, as such, benefits under the plan are not determinable.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

                                   PROPOSAL 5

                APPROVAL OF THE AMENDED AND RESTATED FOOT LOCKER
                       ANNUAL INCENTIVE COMPENSATION PLAN

    The Foot Locker Annual Incentive Compensation Plan was amended and restated (the 'Restated Annual Plan') on April 16, 2003 by the Compensation and Management Resources Committee, subject to approval by shareholders at the 2003 annual meeting as to Covered Employees (as defined below). The Restated Annual Plan contains provisions designed to comply with the requirements of Sections 162(m) of the Internal Revenue Code of 1986, as amended (the 'Internal Revenue Code'). Section 162(m) of the Internal Revenue Code denies a deduction by an employer for certain compensation in excess of $1 million per year paid by a publicly traded corporation to the Chief Executive Officer and the four other most highly compensated executive officers who are employed at the end of the fiscal year ('Covered Employees'). Certain compensation including compensation based on performance goals is excluded from this deduction limit. For compensation to qualify for this exclusion the material terms pursuant to which the compensation is to be paid, including the performance goals, must be disclosed to and approved by, the shareholders in a separate vote prior to the payment. Accordingly, we are submitting the Restated Annual Plan, which is attached as Appendix C to this proxy statement, to our shareholders for approval at this meeting.

MATERIAL FEATURES OF THE RESTATED ANNUAL PLAN

    The following is a summary of the principal features of the Restated Annual Plan and is qualified in its entirety by the complete text of the Restated Annual Plan, which is attached as Appendix C. Capitalized terms used but not defined in the following summary shall have the meanings contained in the Restated Annual Plan.

    PURPOSES. The purposes of the Restated Annual Plan are to reinforce corporate, organizational, and business development goals; to promote the achievement of year-to-year financial and other business objectives; to reward the performance of individual officers and other employees in fulfilling their personal responsibilities for year-to-year achievements; and to serve as a qualified performance-based compensation program under Section 162(m) of the Internal Revenue Code with respect to Covered Employees.

    ADMINISTRATION. The Restated Annual Plan is administered by a committee, composed of two or more members of the Compensation and Management Resources Committee of the Board of Directors, each of whom is an 'outside director' under
Section 162(m) of the Internal Revenue Code. The Committee has the authority to grant awards, determine performance criteria, certify attainment of performance goals, construe and interpret the Restated Annual Plan and make all other determinations deemed necessary or advisable for the administration of the Restated Annual Plan.

    PARTICIPATION AND AWARDS. Participation in the Restated Annual Plan is limited to those officers and other key employees of the Company as selected by the Committee. In determining the persons to whom awards shall be granted, the Committee takes into account such factors as the Committee deems appropriate to accomplish the purposes of the Restated Annual Plan. Awards under the Restated Annual Plan relate to a period coinciding with the Company's fiscal year (the 'Performance Period'). The individual target award for each participant is expressed as a percentage of Annual Base Salary. Unless otherwise determined by the Committee, payment for such awards shall be made only if and to the extent performance goals for the Performance Period are attained and generally only if the participant remains employed by the Company through the Payment Date. The Committee, in its sole

                                       32

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discretion, may make an Interim Payment to any participant other than a Covered
Employee who terminates employment prior to the end of the Performance Period. Payment to Covered Employees may be made only after attainment of the performance goals has been certified by the Committee.

    LIMIT ON MAXIMUM PAYMENT. Payment to a Covered Employee under the Restated Annual Plan may not exceed $3 million for any fiscal year.

    VOLUNTARY DEFERRAL OF AWARDS. Notwithstanding the foregoing, pursuant to a written agreement executed prior to the beginning of the relevant Plan Year in accordance with any deferred compensation program applicable to a participant (a 'Deferred Compensation Program'), the participant may elect to defer receipt of payments earned under the Restated Annual Plan. Any award deferred by a Covered Employee shall not increase between the date on which the award is credited to any Deferred Compensation Program applicable to the Covered Employee and the Payment Date by a measuring factor for each year greater than either: (i) 120% of the applicable federal long-term rate, compounded annually, and as set as of the first day of the calendar year or (ii) a hypothetical investment in shares of the Company's Common Stock (as determined under such Deferred Compensation Program), as irrevocably elected by the Covered Employee in his or her deferral agreement. The participant shall not be entitled to receive payment of any deferred amount until he or she has the right to receive such amounts under the terms of the applicable Deferred Compensation Program.

    PERFORMANCE GOALS. The Restated Annual Plan provides that the Committee generally has the authority to determine the performance goals that will be in effect for a performance period. The Committee also has the authority to incorporate provisions in the performance goals allowing for adjustments in recognition of unusual or non-recurring events affecting the Company or our financial statements or in response to changes in applicable laws, regulations or accounting principles. The Committee has the authority to determine the performance goals of the Covered Employees solely to the extent permitted by
Section 162(m) of the Internal Revenue Code.

    The performance goals for the Covered Employees will be determined by the Committee based on one or more of the following criteria:

          the attainment of certain target levels of, or percentage increase in,

             pre-tax profit;

             after-tax profits of the Company (or a subsidiary, division, or other operational unit of the Company);

             after-tax or pre-tax return on shareholders' equity of the Company (or any subsidiary, division or other operational unit of the Company);

          the attainment of certain target levels of, or a specified increase in,

             operational cash flow of the Company (or a subsidiary, division, or other operational unit of the Company);

             return on invested capital or return on investment;

          the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, if any, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee;

          the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division or other operational unit of the Company);

          the attainment of certain target levels of, or a specified percentage increase in, revenues, net income, or earnings before interest, taxes, depreciation and/or amortization of the Company (or a subsidiary, division or other operational unit of the Company); and

          the attainment of a certain target level of, or a reduction in, selling, general and administrative expense as a percentage of revenue of the Company (or any subsidiary, division or other operational unit of the Company).

                                       33

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    AMENDMENT. The Committee may at any time and from time to time alter, amend, suspend or terminate the Restated Annual Plan in whole or in part; provided, however, that no amendment that requires shareholder approval in order for the Restated Annual Plan to continue to comply with Section 162(m) of the Internal Revenue Code shall be effective unless it is approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any participant, without such participant's consent, under an award previously granted under the Restated Annual Plan.

    Since performance goal criteria may vary from year to year, benefits under the Restated Annual Plan are not determinable. The Restated Annual Plan is designed to provide payments only if the performance goals established by the Committee have been met and the attainment of such performance goals has been certified by the Committee.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

              DEADLINES FOR NOMINATIONS AND SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the 2004 annual meeting must be received by the Secretary of the Company no later than January 23, 2004 in order to be considered for inclusion in the 2004 proxy statement. The Company's By-laws require that shareholders must follow certain procedures to nominate a person for election to the Board of Directors or to introduce an item of business at an annual meeting. Shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Company at 112 West 34th Street, New York, New York 10120. We must receive notice of a shareholder's intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days nor more than 120 days before the first anniversary of the prior year's annual meeting. Assuming that our 2004 annual meeting is held on schedule, we must receive this notice no earlier than February 26, 2004 and no later than March 27, 2004. However, if we hold the annual meeting on a date that is not within 30 days before or after such anniversary date, we must receive the notice no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

    Notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. Any shareholder who wishes to nominate a candidate for election to the Board should obtain a copy of the relevant section of the By-laws from the Secretary of the Company. Notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business and certain other information about the shareholder.

                                 OTHER BUSINESS

    The Board of Directors knows of no other business that will be presented at the 2003 annual meeting. If other matters properly come before the meeting, including matters that may have been proposed for inclusion in the Company's proxy materials but were omitted pursuant to the rules of the SEC, the persons named as proxies will exercise their discretionary authority to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          GARY M. BAHLER
                                          Secretary

May 22, 2003

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                                                                      APPENDIX A

                  FOOT LOCKER 2003 STOCK OPTION AND AWARD PLAN

1. PURPOSE.

    The purpose of the Foot Locker 2003 Stock Option and Award Plan (the 'Plan') is to align the interests of officers and other employees of Foot Locker, Inc. and its subsidiaries (collectively, the 'Company') with those of the shareholders of Foot Locker, Inc. ('Foot Locker'); to reinforce corporate, organizational and business-development goals; to promote the achievement of year-to-year and long-range financial and other business objectives; and to reward the performance of individual officers and other employees in fulfilling their personal responsibilities for long-range achievements.

2. DEFINITIONS.

    The following terms, as used herein, shall have the following meanings:

        (a) 'AWARD' shall mean any Option, Restricted Stock, SAR or Other Stock-Based Award granted pursuant to the Plan.

        (b) 'AWARD AGREEMENT' shall mean any written agreement, contract, or other instrument or document between Foot Locker and a Participant evidencing an Award.

        (c) 'BOARD' shall mean the Board of Directors of Foot Locker.

        (d) 'CAUSE' shall mean, with respect to a Participant's Termination of Employment, (i) in the case where there is no employment agreement between the Company and the Participant, or where there is an employment agreement, but such agreement does not define cause (or words of like import), termination due to a Participant's dishonesty, fraud, material insubordination or refusal to perform for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company, or (ii) in the case where there is an employment agreement between the Company and the Participant, termination that is or would be deemed to be for cause (or words of like import) as defined under such employment agreement.

        (e) 'CHANGE IN CONTROL' shall mean the occurrence of an event described in Section 9(f) hereof.

        (f) 'CODE' shall mean the Internal Revenue Code of 1986, as amended.

        (g) 'COMMITTEE' shall mean the Compensation and Management Resources Committee of the Board, or subcommittee thereof, appointed from time to time by the Board, which committee or subcommittee shall be intended to consist of two (2) or more non-employee directors, each of whom shall be a 'non-employee director' as defined in Rule 16b-3 and an 'outside director' as defined under Section 162(m) of the Code. Notwithstanding the foregoing, if and to the extent that no committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

        (h) 'COMPANY' shall mean, collectively, Foot Locker and its successors by operation of law and all of its subsidiaries now held or hereafter acquired.

        (i) 'DISABILITY' shall mean a disability which would qualify as such under Foot Locker's Long-Term Disability Plan.

        (j) 'EXCHANGE ACT' shall mean the Securities Exchange Act of 1934, as amended.

        (k) 'FAIR MARKET VALUE' of a share of Stock shall mean, as of any date, the average of the high and low prices of a share of such Stock as reported for such date on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if Stock was not traded on the New York Stock Exchange on such date, the 'Fair Market Value' of a share of Stock as of such date shall be the average of the high and low prices of a share of such Stock as reported on said Composite Tape on the next preceding date on which such trades were reported on said Composite Tape.

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        (l) 'GOOD REASON' shall mean, with respect to a Participant's
    Termination of Employment, (1) in the case where there is no employment agreement between the Company and the Participant, or where there is an employment agreement, but such agreement does not define good reason (or words of like import), a voluntary termination due to 'good reason,' as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or (2) in the case where there is an employment agreement between the Company and the Participant, a termination due to 'good reason' (or words of like import), as specifically provided in such employment agreement.

        (m) 'INCENTIVE STOCK OPTION' shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

        (n) 'NONQUALIFIED STOCK OPTION' shall mean an Option other than an Incentive Stock Option.

        (o) 'OTHER STOCK-BASED AWARD' shall mean an award, granted pursuant to this Plan, that is valued in whole or in part by reference to, or is payable in or otherwise based on Stock.

        (p) 'OPTION' shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Stock under the Stock Option and SAR Program at a price and upon the terms to be specified by the Committee.

        (q) 'PARTICIPANT' shall mean an officer or other employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

        (r) 'PLAN' shall mean the Foot Locker 2003 Stock Option and Award Plan.

        (s) 'PLAN YEAR' shall mean Foot Locker's fiscal year.

        (t) 'RESTRICTED STOCK' shall mean any shares of Stock issued to a Participant, without payment to the Company to the extent permitted by applicable law, pursuant to Section 7(a) of the Plan.

        (u) 'RESTRICTION PERIOD' shall have the meaning set forth in
    Section 7(b)(4).

        (v) 'RETIREMENT' shall mean a Participant's Termination of Employment following such Participant's attainment of (i) Normal Retirement Age or, if earlier, Early Retirement Date, as such terms are defined in the Foot Locker Retirement Plan, if such Participant is a member of such plan or any successor plan thereto or any other tax-qualified, tax-registered or tax-favored retirement plan or scheme sponsored or maintained by any member of the Company, or (ii) his or her 65th birthday, if such Participant is not a member of any such plan.

        (w) 'RULE 16b-3' shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

        (x) 'SECTION 162(m) OF THE CODE' shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

        (y) 'STOCK' shall mean shares of common stock, par value $.01 per share, of Foot Locker.

        (z) 'SAR' shall mean a tandem or freestanding stock appreciation right, granted to a Participant under Section 6(a)(7) or 6(b), as the case may be, to be paid in an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

        (aa) 'STOCK OPTION AND SAR PROGRAM' shall mean the program set forth in
    Section 6 hereof.

        (bb) 'TEN PERCENT SHAREHOLDER' shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a parent corporation or subsidiary corporation within the meaning of Code Sections 424(e) or 424(f), respectively.

        (cc) 'TERMINATION OF EMPLOYMENT' shall mean (1) a termination of service for reasons other than a military or personal leave of absence granted by the Company or a transfer of a Participant from or among the Company and a parent corporation or subsidiary corporation, as defined under Code Sections 424(e) or 424(f), respectively; or (2) when a subsidiary, which is employing a Participant, ceases to be a subsidiary corporation, as defined under
    Section 424(f) of the Code.

        (dd) 'TRANSFER' or 'TRANSFERRED' or 'TRANSFERABLE' shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.

        (ee) 'FOOT LOCKER' shall mean Foot Locker, Inc., a New York corporation.

3. ADMINISTRATION.

    (a) THE COMMITTEE. The Plan shall be administered and interpreted by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted and the number of shares of Stock to which an Award may relate; to determine the terms, conditions, restrictions and performance criteria, not inconsistent with the terms of this Plan, relating to any Award (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture or waiver thereof, based on such factors, if any, as the Committee shall determine in its sole discretion); to determine whether, to what extent and under what circumstances grants of Awards are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside this Plan; to determine whether, to what extent and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered (provided that in no event shall the foregoing be construed to permit the repricing of an Option (whether by amendment, cancellation and regrant or otherwise) to a lower exercise price); to make adjustments in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to determine whether to require, as a condition of the granting of any Award, a Participant to not sell or otherwise dispose of Stock acquired pursuant to the exercise of an Option or Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

    Subject to Section 9(e) hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and
Section 162(m) of the Code. The Committee may adopt special guidelines for persons who are residing in, or subject to taxes of, countries other than the United States to comply with applicable tax and securities laws.

    The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final, conclusive and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

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    The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

    (b) DESIGNATION OF CONSULTANTS/LIABILITY.

    The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

    The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to this Section 3(b) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no current or former officer of the Company or current or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted hereunder. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each current or former officer and each current or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the current and former officers and current and former members of the Committee and of the Board may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

4. ELIGIBILITY.

    Awards may be granted to officers and other employees of the Company in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. STOCK SUBJECT TO THE PLAN; LIMITATION ON GRANTS.

    (a) The maximum number of shares of Stock reserved for issuance pursuant to the Plan or with respect to which Awards may be granted shall be four million (4,000,000) shares, subject to adjustment as provided herein, except that the number of such shares reserved for issuance as Restricted Stock and Other Stock-Based Awards shall be one million (1,000,000) shares, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than par value.

    (b) During the term of this Plan, no Participant can receive Options, Restricted Stock, Other Stock-Based Awards and freestanding SARs, relating to shares of Stock which in the aggregate exceed 25 percent of the total number of shares authorized under the Plan, as adjusted pursuant to the terms hereof.

    (c) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of Foot Locker to make or authorize any adjustment, recapitalization, reorganization or other change in Foot Locker's capital structure or its business, any merger or consolidation of the Company or any part thereof, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Stock, the dissolution or liquidation of the Company or any part thereof, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

    (d) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, reclassification of any capital stock, issuance of warrants or options to purchase Stock or securities convertible into Stock, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards,
(ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

    (e) Fractional shares of Stock resulting from any adjustment in Options and other Awards pursuant to this Section shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares of Stock eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or other Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

    (f) In the event of a merger or consolidation in which Foot Locker is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of Foot Locker's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of Foot Locker's assets (all of the foregoing being referred to as 'Acquisition Events'), then the Committee may, in its sole discretion, terminate all outstanding Options and/or any Award, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all of his or her Options and Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

6. STOCK OPTION AND SAR PROGRAM.

    Each Option or freestanding SAR granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable:

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    (a) STOCK OPTIONS.

        (1) NUMBER OF SHARES. Each Award Agreement shall state the number of shares of Stock to which the Option relates.

        (2) TYPE OF OPTION. Each Award Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of exercise or otherwise), such Option or portion thereof which does not qualify, shall constitute a separate Nonqualified Stock Option.

        (3) OPTION PRICE. Except as set forth in Section 6(a)(8)(B) herein relating to Incentive Stock Options granted to a Ten Percent Shareholder, each Award Agreement shall state the Option price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant. The Option price shall be subject to adjustment as provided in Section 5 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

        (4) METHOD AND TIME OF PAYMENT. The Option price shall be paid in full, at the time of exercise, as follows: (i) in cash or by check, bank draft or money order payable to the order of Foot Locker, (ii) a cashless exercise through a broker, (in accordance with a methodology determined by the Committee and consistent with the Sarbanes-Oxley Act of 2002 and any other applicable law), (iii) in shares of Stock by means of a Stock Swap (as described below), or (iv) in a combination of cash and Stock. Options may contain provisions permitting the use of shares of Stock to exercise and settle an Option ('Stock Swaps'). With respect to Stock Swaps, shares of Stock that are used to exercise and settle an option shall (i) have been held for a period of at least six months by the Participant (or such other period necessary to avoid a charge against the Company's earnings), provided that such shares are held free and clear of any liens and encumbrances, (ii) be valued at the Fair Market Value on the date of exercise and (iii) have the same remaining time period as the shares of Stock that were swapped and
    (iv) be on such other terms and conditions as may be acceptable to the Committee.

        (5) TERM AND EXERCISABILITY OF OPTIONS. Each Award Agreement shall provide that each Option shall become exercisable in substantially equal annual installments over a three-year period, beginning with the first anniversary of the date of grant of the Option, unless the Committee prescribes an exercise schedule of shorter or longer duration; provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Except as set forth in Section 6(a)(8)(B) herein, the exercise period shall be ten
    (10) years from the date of the grant of the Option or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of Foot Locker, specifying the number of shares of Stock with respect to which the Option is being exercised. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of Foot Locker receives such notification.

        (6) TERMINATION. Upon a Participant's Termination of Employment by the Company, Options granted to such Participant prior to such termination shall remain exercisable following the effective date of such termination as follows:

           (i) CAUSE. If a Participant's Termination of Employment is for Cause, all Options granted to such Participant shall be cancelled as of the effective date of such termination.

           (ii) RETIREMENT, TERMINATION OF EMPLOYMENT FOR GOOD REASON OR DISABILITY. Upon a Participant's Retirement, Termination of Employment for Good Reason or Disability, all Options granted to such Participant that are 'deemed exercisable' (as defined in the following sentence) on the effective date of such Participant's Retirement, Termination of Employment for Good Reason or Disability shall remain exercisable for a period of three (3) years following such effective date (or for such longer period as may be prescribed by the Committee, but in no event beyond the expiration date of such Option). Those Options that are 'deemed exercisable' on and after the effective date of a Participant's Retirement, Termination of Employment for Good Reason or Disability, as provided above, shall consist of all unexercised Options (or portions thereof) that are immediately exercisable on such date plus those Options (or portions thereof) that would have become exercisable had such Participant not retired or had his employment not terminated until after the next succeeding anniversary of the date of grant of each such Option.

           (iii) OTHER TERMINATIONS OF EMPLOYMENT. If a Participant's Termination of Employment by the Company is for any reason other than those described in subsections (i) or (ii) above, his 'deemed exercisable' Options, which, for purposes of this subsection, shall mean all Options (or portions thereof) granted to such Participant that are immediately exercisable on the effective date of such Termination of Employment shall remain exercisable as follows: (A) if such Participant has ten (10) or more years of service with the Company, such period of service to be determined as of such effective date of termination, for a period of one year from the effective date of such Termination of Employment (or for such longer period as may be prescribed by the Committee, but in no event beyond the expiration date of such Option), or
       (B) if a Participant has less than ten (10) years of service with the Company, for a period of three (3) months from the effective date of such Termination of Employment (or for such longer period as may be prescribed by the Committee, but in no event beyond the expiration date of such Option).

           (iv) DEATH.

                   (A) If a Participant dies during the applicable Option
               exercise period following the effective date of his Retirement, Disability or other Termination of Employment, as described in subsections (ii) or (iii) above, his executors, administrators, legatees or distributees shall have a period expiring on the date one year from the date of his death (or for such longer period as may be prescribed by the Committee, but in no event beyond the expiration date of such Option) within which to exercise his 'deemed exercisable' Options, as described in such applicable subsection.

                   (B) If a Participant dies while employed by the Company, his executors, administrators, legatees or distributees shall have a period expiring on the date one year from the date of his death (or for such longer period as may be prescribed by the Committee, but in no event beyond the expiration date of such Option) within which to exercise his 'deemed exercisable' Options, which shall consist of all unexercised Options (or portions thereof) that are immediately exercisable on such date of death plus those Options (or portions thereof) that would have become exercisable had such Participant not died until after the next succeeding anniversary of the date of grant of each such Option.

           (v) BUYOUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

        (7) TANDEM STOCK APPRECIATION RIGHTS. The Committee shall have authority to grant a tandem SAR to the grantee of any Option under the Plan with respect to all or some of the shares of Stock covered by such related Option. A tandem SAR shall, except as provided in this paragraph (7), be subject to the same terms and conditions as the related Option. Each tandem SAR granted pursuant to the Plan shall be reflected in the Award Agreement relating to the related Option.

           (A) TIME OF GRANT. A tandem SAR may be granted either at the time of grant, or at any time thereafter during the term, of the Option; provided, however that tandem SARs related to Incentive Stock Options may only be granted at the time of grant of the related Option.

           (B) PAYMENT. A tandem SAR shall entitle the holder thereof, upon exercise of the tandem SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (D) below.

           (C) EXERCISE. A tandem SAR shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be Transferable except to the extent the related Option may be Transferable. A tandem SAR granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Upon the exercise of a tandem SAR, the related Option or part thereof to which such SAR relates, shall be deemed to have been exercised for the purpose of the limitations set forth in
       Section 5(a) of the Plan on the number of shares of Stock to be issued under the Plan.

           (D) AMOUNT PAYABLE. Upon the exercise of a tandem SAR, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the price of the Option, by
       (ii) the number of shares of Stock as to which such tandem SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any tandem SAR by including such a limit at the time it is granted.

           (E) TREATMENT OF RELATED OPTIONS AND TANDEM SARS UPON EXERCISE. Upon the exercise of a tandem SAR, the related Option shall be cancelled to the extent of the number of shares of Stock as to which the tandem SAR is exercised and upon the exercise of an Option granted in connection with a tandem SAR, the tandem SAR shall be cancelled to the extent of the number of shares of Stock as to which the Option is exercised.

           (F) METHOD OF EXERCISE. Tandem SARs shall be exercised by a Participant only by a written notice delivered in person or by mail to the Secretary of Foot Locker, specifying the number of shares of Stock with respect to which the tandem SAR is being exercised. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing the tandem SAR and the related Option to the Secretary of Foot Locker, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant. For purposes of this paragraph
       (F), the date of exercise will be deemed to be the date upon which the Secretary of Foot Locker receives such notification.

           (G) FORM OF PAYMENT. Payment of the amount determined under paragraph
       (D) above may be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the tandem SAR or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Stock as the Committee deems advisable.

           (H) LIMITED SARS. The Committee may, in its sole discretion, grant tandem SARs or freestanding SARs either as general SARs or as limited SARs. Limited SARs may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

        (8) INCENTIVE STOCK OPTIONS. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6.

           (A) VALUE OF SHARES. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other Plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000). To the extent that such aggregate Fair Market Value exceeds such one hundred thousand dollars ($100,000) limitation, such Options shall be treated as Options which are not Incentive Stock Options and shall be treated as Nonqualified Stock Options.

           (B) TEN PERCENT SHAREHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, (x) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option, and
       (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

           (C) EXERCISE FOLLOWING TERMINATION OF EMPLOYMENT. If an Eligible Employee does not remain employed by the Company, any parent corporation or subsidiary corporation (within the meaning of Code Sections 424(e) and 424(f), respectively) at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as a Nonqualified Stock Option.

           (D) Should either (A), (B) or (C) above not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of Foot Locker.

    (b) FREESTANDING STOCK APPRECIATION RIGHTS. The Committee shall have authority to grant a freestanding SAR which is not related to any Option. Freestanding SARs shall be subject to the following terms and conditions:

        (1) NUMBER OF SHARES. Each Award Agreement relating to freestanding SARs shall state the number of shares of Stock to which the freestanding SARs relate.

        (2) EXERCISE PRICE. Each Award Agreement shall state the exercise price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock (to which the freestanding SARs relate) on the date of grant. The exercise price shall be subject to adjustment as provided in Section 5 hereof.

        (3) TERM AND EXERCISABILITY OF FREESTANDING SARS. Each Award Agreement shall provide the exercise schedule for the freestanding SAR as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any freestanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the freestanding SAR or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in paragraph (b)(7) hereof. A freestanding SAR may be exercised, as to any or all full shares of Stock as to which the freestanding SAR has become exercisable, by written notice delivered in person or by mail to the Secretary of Foot Locker, specifying the number of shares of Stock with respect to which the freestanding SAR is being exercised. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of Foot Locker receives such notification.

        (4) PAYMENT. A freestanding SAR shall entitle the holder thereof, upon exercise of the freestanding SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (5) below.

        (5) AMOUNT PAYABLE. Upon the exercise of a freestanding SAR, the Participant shall be entitled to receive an amount determined by multiplying
    (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the exercise price of such SAR, by (ii) the number of shares of Stock as to which such freestanding SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any freestanding SAR by including such a limit at the time it is granted.

        (6) FORM OF PAYMENT. Payment of the amount determined under paragraph
    (5) above may be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the freestanding SAR or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Stock as the Committee deems advisable.

        (7) TERMINATION OF EMPLOYMENT. The terms and conditions set forth in
    Section 6(a)(6) hereof, relating to exercisability of Options in the event of Termination of Employment with the Company, shall apply equally with respect to the exercisability of freestanding SARs following Termination of Employment.

7. RESTRICTED STOCK.

    Awards granted pursuant to this Section 7 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan.

    (a) RESTRICTED STOCK. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

    (b) AWARDS AND CERTIFICATES. The prospective Participant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award Agreement to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

        (1) PURCHASE PRICE. Subject to the last sentence of Section 5(a), the purchase price for shares of Restricted Stock may be less than their par value and may be zero, to the extent permitted by applicable law.

        (2) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

        (3) CERTIFICATES/LEGEND. Upon an Award of Restricted Stock, the Committee may, in its sole discretion, decide to either have the Company or other escrow agent appointed by the Committee hold the share certificates representing such shares of Restricted Stock in escrow or issue share certificates to the Participant. Regardless of whether the certificates are held in escrow or are given to Participants, each certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

          'The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Foot Locker (the 'Company') 2003 Stock Option and Award Plan and an Agreement entered into between the registered owner and the
          Company dated                 . Copies of such Plan and
          Agreement are on file at the principal office of the Company.'

        (4) RESTRICTIONS. During a period set by the Committee commencing with the date of an Award of Restricted Stock (the 'Restriction Period'), shares of Restricted Stock may not be sold, assigned, Transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, as set forth in the Award Agreement and such Award Agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect. Notwithstanding the foregoing, no vesting limitation shall apply, and the Participant's interest in such shares shall be fully vested, in the event of a Change in Control which occurs prior to the expiration of the vesting period set forth in the Award Agreement. Within these limits, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of such Award (including, without limitation, any deferral of dividends).

        (5) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Participant's continuous employment with the Company shall terminate for any reason prior to the expiration of the Restriction Period of an Award, or to the extent any goals for the Restriction Period are not met, any shares of Stock remaining subject to restrictions shall thereupon be forfeited by the Participant and Transferred to, and reacquired by, Foot Locker at no cost to Foot Locker.

        (6) OWNERSHIP. Except to the extent otherwise set forth in the Award Agreement, during the Restriction Period the Participant shall possess all incidents of ownership of such shares, subject to Section 7(b)(4), including the right to receive dividends with respect to such shares and to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee, in its sole discretion, as determined at the time of the Award, may permit or require the payment of dividends to be deferred.

        (7) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant.

8. OTHER STOCK-BASED AWARDS.

    (a) OTHER AWARDS. Other Awards of Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Stock ('Other Stock-Based Awards'), including, without limitation, Awards valued by reference to performance of a subsidiary or division, may be granted either alone or in addition to or in tandem with Stock Options, SARs or Restricted Stock.

    Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Stock under such Awards upon the completion of a specified performance goal or period.

    (b) TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this
Section 8 shall be subject to the following terms and conditions:

        (1) DIVIDENDS. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and this Plan, the recipient of an Award under this Section 8 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

        (2) VESTING. Any Award under this Section 8 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

        (3) WAIVER OF LIMITATION. In the event of the Participant's Retirement, Termination of Employment for Good Reason, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Section 8.

        (4) PRICE. Stock issued on a bonus basis under this Section 8 may be issued for no cash consideration; Stock purchased pursuant to a purchase right awarded under this Section shall be priced as determined by the Committee.

9. GENERAL PROVISIONS.

    (a) COMPLIANCE WITH LEGAL REQUIREMENTS. The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

    (b) NONTRANSFERABILITY. No Award shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Awards shall be exercisable, during the Participant's lifetime, only by the Participant. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that an Award, other than an Incentive Stock Option or Restricted Stock, that is otherwise not Transferable pursuant to this
Section 9(b) is Transferable to a 'family member' (as such term is defined in Form S-8 of the Securities Act of 1933) in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

    (c) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

    (d) WITHHOLDING TAXES. Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares, or otherwise upon the grant, vesting, exercise or disposition of shares pursuant to an Option or Award.

    Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such required withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares of Stock or cash otherwise payable to such Participant (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to the Company previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation. A Participant's election to pay his or her withholding tax obligation (in whole or in part) by the method described in (b)(1) above is irrevocable once it is made.

    (e) AMENDMENT AND TERMINATION OF THE PLAN. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires shareholder approval under applicable New York law or in order for the Plan to continue to comply with Rule 16b-3,
Section 162(m) of the Code, or applicable stock exchange requirements shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate ten years after the adoption of the Plan by the shareholders. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

    (f) CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, if, while any Awards remain outstanding under the Plan, a 'Change in Control' of Foot Locker (as defined in this Section 9(f)) shall occur,
(1) all Options and freestanding SARs granted under the Plan that are outstanding at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the date of grant; (2) unless the Committee determines otherwise at the time of grant pursuant to an Award Agreement or other arrangement or plan granting such Award, all restrictions with respect to shares of Restricted Stock shall lapse, and such shares shall be fully vested and nonforfeitable; and (3) unless the Committee determines otherwise at the time of grant pursuant to an Award Agreement or other arrangement or plan granting such Award, with respect to Other Stock-Based Awards, any performance periods or goals outstanding at the time of a Change in Control shall be deemed to have been attained or any restrictions outstanding at the time of a Change in Control shall lapse.

    For purposes of this Section 9(f), a Change in Control of Foot Locker shall occur upon the happening of the earliest to occur of the following:

        (i) (A) the making of a tender or exchange offer by any person or entity or group of associated persons or entities (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a 'Person') (other than Foot Locker or its subsidiaries) for shares of Stock pursuant to which purchases are made of securities representing at least twenty percent (20%) of the total combined voting power of Foot Locker's then issued and outstanding voting securities; (B) the merger or consolidation of Foot Locker with, or the sale or disposition of all or substantially all of the assets of Foot Locker to, any Person other than (a) a merger or consolidation which would result in the voting securities of Foot Locker outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) fifty percent (50%) or more of the combined voting power of the voting securities of Foot Locker or such surviving or parent entity outstanding immediately after such merger or consolidation; or (b) a merger or capitalization effected to implement a recapitalization of Foot Locker (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly (as determined under Rule 13d-3 promulgated under the Exchange
    Act), of securities representing more than the amounts set forth in (C) below; (C) the acquisition of direct or indirect beneficial ownership (as determined under Rule 13d-3 promulgated under the Exchange Act), in the aggregate, of securities of Foot Locker representing twenty percent (20%) or more of the total combined voting power of Foot Locker's then issued and outstanding voting securities by any Person acting in concert as of the date of the Plan; provided, however, that the Board may at any time and from time to time and in the sole discretion of the Board, as the case may be, increase the voting security ownership percentage threshold of this item (C) to an amount not exceeding forty percent (40%); or (D) the approval by the shareholders of Foot Locker of any plan or proposal for the complete liquidation or dissolution of Foot Locker or for the sale of all or substantially all of the assets of Foot Locker; or (ii) during any period of not more than two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into agreement with the Company to effect a transaction described in clause (i)) whose election by the Board or nomination for election by Foot Locker's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

        (g) PARTICIPANT RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Stock certificate to him for such shares.

        (h) UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an 'unfunded' plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

        (i) NO FRACTIONAL SHARES. Except with respect to fractional shares resulting from any adjustment in Awards pursuant to Section 5, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.

        (j) LEGEND. The Committee may require each person purchasing shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

        All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (k) OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        (l) LISTING AND OTHER CONDITIONS.

           (1) As long as the Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Stock pursuant to an Option or other Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

           (2) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes.

           (3) Upon termination of any period of suspension under this Section, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

        (m) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

        (n) EFFECTIVE DATE. The Plan shall take effect upon its adoption by the Board, but the Plan (and any grants of Awards made prior to the shareholder approval mentioned herein) shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such Awards shall be null and void.

        (o) DEATH/BENEFICIARY. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Option. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

        (p) INTERPRETATION. The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

        (q) SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

        (r) HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

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                                                                      APPENDIX B

                   2003 FOOT LOCKER EMPLOYEES STOCK PURCHASE PLAN

1. PURPOSE

    The Plan is designed to provide to Eligible Employees of the Company and its Participating Subsidiaries the opportunity to purchase shares of the Company's common stock at a favorable price by means of payroll deductions. The Plan is intended to encourage the ownership of Shares by Eligible Employees who become Participants in the Plan, thereby enhancing interest in the continued success of the Company and its subsidiaries and encouraging the employees to remain in the employ of the Company or its subsidiaries.

    Under the Plan, the Company is offering 3,000,000 Shares, in the aggregate, subject to adjustment as provided in Section 19 hereof, for purchase by Eligible Employees. These Shares may be authorized and unissued Shares, or issued Shares held in, or hereafter acquired for, the treasury of the Company.

    It is intended that the Plan shall qualify as an 'employee stock purchase plan' under Section 423 of the Code and all provisions hereof shall be construed in a manner to so comply.

2. DEFINITIONS

    (a) 'ANNUAL EARNINGS' means the total cash compensation paid to a Participant by the Company or any of its subsidiaries and reported to the government for income tax purposes for the calendar year ending on the December 31 following the Date of Grant in a Plan Year, including any pre-tax contributions made under an employee benefit plan pursuant to Code Sections 125, 401(k), and 132(f) (or their respective successor Code sections). Annual Earnings shall, however, exclude the amounts paid under any long-term incentive compensation plan of the Company or any of its subsidiaries; contributions by the Company to, or benefits paid under, any employee benefit plan maintained by the Company; the amounts paid under any relocation plan of the Company or any of its subsidiaries; income from the exercise of a nonqualified stock option; income on the disqualifying disposition of Shares acquired under any stock option or stock purchase plan of the Company; all items of imputed income, and any other amounts paid that, in the determination of the Committee, are not considered to be earnings for purposes of the Plan.

    (b) 'ANNUAL PURCHASE DATE' means June 1 in the year following the Date of Grant, except as otherwise provided in Section 17.

    (c) 'BOARD' means the Board of Directors of the Company.

    (d) 'CODE' means the Internal Revenue Code of 1986, as amended.

    (e) 'COMMITTEE' means the Compensation and Management Resources Committee of the Board, or a subcommittee thereof.

    (f) 'COMPANY' means Foot Locker, Inc., a New York corporation.

    (g) 'DATE OF GRANT' means June 1 of each Plan Year.

    (h) 'ELIGIBLE EMPLOYEE' means an employee who meets the eligibility requirements set forth in Section 3 of the Plan. An individual classified by the Company or a Participating Subsidiary at the time services are provided as either an independent contractor, or an individual who is not classified as an employee due to an employer's treatment of any services provided by him as being provided by another entity which is providing such individual's services to the employer, shall not be eligible to participate in the Plan during the period the individual is so initially classified, even if such individual is later retroactively reclassified as an employee during all or any part of such period pursuant to applicable law or otherwise.

    (i) 'FAIR MARKET VALUE' means the average of the high and low prices of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, as reported by The Wall Street Journal.

    (j) 'FULL-TIME EMPLOYEE' means, for purposes of the Plan, any common-law employee whose customary employment with the Company or any Participating Subsidiary is not less than 20 hours per week for not less than five months during any calendar year.

    (k) 'PARTICIPANT' means an Eligible Employee who participates in the Plan.

    (l) 'PARTICIPATING SUBSIDIARY' means each subsidiary of the Company that is designated by the Committee to participate in the Plan.

    (m) 'PLAN' means the 2003 Foot Locker Employees Stock Purchase Plan, as amended from time to time.

    (n) 'PLAN YEAR' means the period from and including a Date of Grant to and including the next Annual Purchase Date.

    (o) 'PURCHASE PRICE' means the price at which Shares will be purchased under the Plan. This price is the lesser of (a) 85 percent of the Fair Market Value of a Share on the Date of Grant or (b) 85 percent of the Fair Market Value of a Share on the Annual Purchase Date, in each Plan Year. If no Shares were traded on the New York Stock Exchange on the Date of Grant or the Annual Purchase Date in a Plan Year, the Fair Market Value of a Share as of the Date of Grant or the Annual Purchase Date, as the case may be, shall be the average of the high and low prices of a Share on the Composite Tape on the next preceding date on which such trades were reported on the Composite Tape.

    (p) 'SHARE' means one share of the Company's common stock.

3. ELIGIBILITY

    (a) Each Full-time Employee of the Company or any Participating Subsidiary who has continuously been a Full-time Employee of the Company or any Participating Subsidiary of the Company for at least three months shall be eligible to participate in the Plan as of the first Date of Grant following the completion of three months of employment with the Company or a Participating Subsidiary.

    (b) Employment by another firm prior to the time it is acquired by, or merges with, the Company or any Participating Subsidiary shall not be considered in determining any person's compensation or length of employment by the Company or any Participating Subsidiary.

4. PARTICIPATION

    (a) Each Eligible Employee may elect to become a Participant by submitting a payroll deduction authorization in the form and pursuant to the written instructions prescribed from time to time by the Committee.

    (b) Payroll deductions shall commence on the first pay day following the completion of processing of the payroll deduction authorization. No payroll deduction authorization shall be accepted if received by the Company on or after the first business day in April in any Plan Year; however, the Committee may change this provision at any time and from time to time.

5. PAYROLL DEDUCTIONS AND ROLLOVERS

    (a) A Participant may authorize payroll deductions during any Plan Year in an amount up to, but not exceeding, 10 percent of the Participant's Annual Earnings with respect to that Plan Year.

    (b) From and including the Date of Grant to and including December 31 in each Plan Year, a Participant may authorize payroll deductions during each pay period in an amount up to, but not exceeding, 10 percent of his or her compensation paid (without reduction for taxes or other amounts withheld) during that pay period. The Committee may, at any time and from time to time, change the percentage referred to in the preceding sentence; provided, however, that such percentage shall at no time be less than 10 percent.

    (c) From December 31 to the Annual Purchase Date in each Plan Year, the total amount of any Participant's payroll deductions during any pay period (the payment of an annual bonus being considered as a separate pay period), may not exceed the Participant's net take-home pay after all authorized deductions have been made, including any deductions resulting from garnishment or similar legal proceedings; provided, however, that the Participant's aggregate payroll deductions during any Plan Year shall not exceed the 10 percent maximum of Annual Earnings described in the first paragraph of this Section.

    (d) Not less than $3.00 may be deducted on behalf of any Participant during any pay period.

    (e) A Participant may apply any amounts remaining in his or her account under the 1994 Foot Locker Employees Stock Purchase Plan after the Annual Purchase Date in 2003 towards the purchase of Shares under this Plan.

6. CHANGES IN PAYROLL DEDUCTIONS

    (a) A Participant may increase or decrease the amount of his or her payroll deduction (within the minimum and applicable maximum set forth above in Section
5) by submitting a change authorization form, in the form and pursuant to the written instructions prescribed, from time to time, by the Committee. No more than three increases or decreases in the amount of payroll deductions may be made by a Participant in any Plan Year. No authorization to increase or decrease the amount of any Participant's payroll deductions shall be accepted if received by the Company on or after the first business day in April in any Plan Year. The date referred to in the preceding sentence may be changed by the Committee at any time and from time to time. An authorization to change the amount of payroll deductions shall take effect as soon as it is processed by the Company.

    (b) Unless and until a Participant (i) files a change authorization form;
(ii) withdraws from the Plan by submitting a withdrawal notice; or (iii) is deemed to have delivered a withdrawal notice as provided in Section 21, his or her payroll deductions and purchases of Shares under the Plan shall continue in accordance with the terms of the Plan and the authorization form that he or she last filed, until the earlier of the date the Plan terminates or the Annual Purchase Date in 2013 (as provided in Section 17).

    (c) Payroll deductions shall be adjusted to take into account a change authorization on the first payday following the completion of processing of the Participant's change authorization form.

7. WITHDRAWAL FROM THE PLAN

    Except as otherwise provided in this section, a Participant may, at any time, elect to terminate his or her participation in the Plan and withdraw all amounts standing to his or her credit under the Plan. Such termination and withdrawal shall be effected by submitting a withdrawal notice in the form and pursuant to the written instructions prescribed, from time to time, by the Committee. A withdrawal notice shall take effect as soon as it is processed by the Company. No partial withdrawals of amounts credited to a Participant under the Plan shall be made. A Participant who terminates his or her participation in the Plan may reenter the Plan (subject to any restrictions imposed by Section 16(b) of the Securities Exchange Act of 1934, as amended (the '1934 Act')) and again become a Participant by submitting a new authorization form (provided he or she is an Eligible Employee at the time of the submission), but may reenter the Plan only once during the Plan Year.

8. INTEREST ON PAYROLL DEDUCTIONS

    (a) An account shall be maintained by the Company for the payroll deductions made by each Participant. Interest, compounded quarterly, shall be paid on each account. There shall be credited to each account, on the last day of each quarter in each Plan Year (such quarters to end on the last day of each August, November, February and May), interest on the average of the balances in each account on the first and last days of each quarter. The rate of interest shall be the rate of the Company's cost for short-term funds as of the Friday before the Date of Grant, or as otherwise determined from time to time, by the Committee.

    (b) No interest shall be paid on any account in any quarter if there is no balance in the account on the last day of the quarter. If an account is established during a quarter, interest for the full quarter shall be credited to the account on the last day of the quarter on one-half of the quarter-ending balance in the account.

9. GRANT OF OPTION

    Each person who is an Eligible Employee on the Date of Grant in each Plan Year (and who has submitted an authorization form) shall automatically be granted, as of the Date of Grant (subject to the limitations described in Section 20 concerning the number of Shares that may be purchased by any person under the Plan), a non-cumulative option to purchase on the Annual Purchase Date in the Plan Year up to, but no more than, that number of full Shares determined by dividing $25,000 by the Fair Market Value of a Share on such Date of Grant. Options may be exercised only on the Annual Purchase Date in the Plan Year in which options are granted, and may not be carried into any subsequent Plan Year.

10. PURCHASE OF SHARES

    (a) If, on the Annual Purchase Date in a Plan Year, a Participant has sufficient Total Purchase Deductions (as defined in Section 10(b) below) in his or her Plan account to exercise his or her option to purchase one or more full Shares at the Purchase Price, the Participant shall be deemed to have exercised the option to purchase the Share or Shares at the Purchase Price on the Annual Purchase Date.

    (b) Total Purchase Deductions with respect to any Participant means the total amount of payroll deductions held to the credit of a Participant on the Annual Purchase Date in a Plan Year up to, but not exceeding, the 10 percent maximum of Annual Earnings, plus interest on such amount calculated in accordance with Section 8.

    (c) If there is a balance remaining to the credit of a Participant in his or her Plan account immediately after an Annual Purchase Date because such amount does not equal the Purchase Price of one Share on the Annual Purchase Date, such remaining amount (the 'Carry-Over Amount') shall be carried over to the credit of a Participant in the following Plan Year.

    (d) Shares of Common Stock to be delivered to a Participant under the Plan shall be registered solely in the name of the Participant or, at the election of the Participant, in the name of the Participant and his or her spouse or other adult family member as joint tenants with rights of survivorship.

11. SHAREHOLDER RIGHTS

    None of the rights and privileges of a shareholder of the Company shall exist with respect to any person who is an Eligible Employee or a Participant under the Plan until that person purchases one or more Shares under the Plan and the Shares have been issued.

12. RETIREMENT, DEATH, OR OTHER TERMINATION OF EMPLOYMENT

    If a Participant retires, dies, terminates his or her employment for any other reason, fails to continue to be a Full-time Employee, or the Participating Subsidiary which employs the Participant ceases to be a Participating Subsidiary, no payroll or other deduction shall be taken from any pay or other amount due and owing to the Participant from and after the effective date of the event, and, except as otherwise provided in Section 21, the balance in the Participant's Plan account shall be paid to the Participant (or, if the Participant dies, to his or her estate) as soon as practicable following the date of death or effective date of such other event.

13. RIGHTS AND OPTIONS NOT TRANSFERABLE OR ASSIGNABLE

    Rights and options granted under the Plan are not transferable or assignable by an Eligible Employee or Participant (other than by will or by the laws of descent or distribution), and these rights may be availed of and options may be exercised only by an Eligible Employee or Participant in accordance with the terms of the Plan.

14. APPLICATION OF FUNDS

    All funds received or held by the Company under the Plan may be used for the Company's general corporate purposes, and the Company shall not be obligated to segregate such payroll deductions.

15.AMENDMENT, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THE PLAN

    The Board or the Committee may, from time to time, amend, modify, suspend, or discontinue the Plan at any time; provided, however, that no such amendment or modification shall (a) increase the number of Shares to be offered under the Plan (other than as provided in Section 19), or (b) decrease the Purchase Price per Share, without the approval by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, if shareholder approval of an amendment or modification is required to comply with Section 423 of the Code or to comply with any applicable law, regulation or stock exchange rule, such amendment or modification shall not be effective unless approved by the requisite vote of the shareholders of the Company.

16. COMMENCEMENT OF THE PLAN

    The Plan shall commence on June 1, 2004, which date shall be the first Date of Grant under the Plan, subject, however, to the approval of the Plan by the shareholders of the Company at their annual meeting in 2003. If the Plan is not so approved, the Plan shall not become effective.

17. TERMINATION OF PLAN.

    (a) The Board or the Committee may terminate the Plan at any time. Notice of termination shall be given to Participants, but any failure to give notice shall not impair the effectiveness of the termination.

    (b) No options shall be granted under the Plan, and the Plan will automatically terminate, immediately after (a) the Annual Purchase Date in 2013 or (b) the date that all of the Shares offered under the Plan have been purchased by Participants in the Plan, whichever date is earlier. If, at any time, Shares remain available for purchase under the Plan but not in sufficient number to satisfy all Participants' options on a Date of Grant, the Committee may determine an equitable basis of apportioning available Shares among the Participants in compliance with Section 423(b)(5) of the Code.

    (c) If the Board or the Committee terminates the Plan on any date in any Plan Year other than the Annual Purchase Date, the date of termination shall be deemed to be the Annual Purchase Date in that Plan Year and the Plan shall terminate immediately after that date.

    (d) Upon termination of the Plan, the amount standing to the credit of each Participant in his or her Plan account shall be paid to the Participant as soon as practicable following the termination.

18. THE COMMITTEE

    (a) The Plan shall be administered by the Committee, which shall be intended to consist of not less than three members who are 'non-employee directors,' as that term is defined in Rule 16b-3(b)(3) under the l934 Act. The Board may, from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee shall be filled by the Board. Notwithstanding the foregoing, if and to the extent that no committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3(b)(3), such noncompliance with the requirements of Rule 16b-3(b)(3), shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

    (b) The Committee is vested with full authority to make, administer, and interpret such equitable rules and regulations regarding the Plan as it may deem advisable. The Committee may adopt special guidelines and provisions with regard to persons who reside in, or are subject to the laws of, any jurisdiction outside of the United States to comply with applicable tax and securities laws. The Committee's determination as to the interpretation and operation of the Plan, or any option granted under it, shall be final, conclusive and binding, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith by such member with respect to the Plan or any option granted under it.

    (c) The Committee may act by a majority vote at a meeting of the Committee or by a document signed by all of the members of the Committee.

    (d) The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an agent to administer the Plan, purchase and sell Shares in accordance with the Plan, keep records, send statements of account to employees and to perform other duties relating to the Plan, as the Committee may request from time to time. If an agent is so designated, the agent may also serve as custodian for purposes of the Plan and, unless otherwise requested by the Participant, Shares purchased under the Plan shall be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Participant, who shall thereafter be a beneficial shareholder of the Company. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Shares, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.

    (e) The Committee, its members and any person designated pursuant to Section 18(d) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no current or former officer of the Company or current or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted hereunder. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-laws of the Company and to the extent not covered by insurance, each current or former officer and each current or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the current and former officers and current and former members of the Committee and of the Board may have under applicable law or under the Certificate of Incorporation or By-laws of the Company or subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

19.ADJUSTMENTS IN CASES OF CHANGES AFFECTING THE COMPANY'S COMMON STOCK

    In the event that (i) there is a change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Shares, reclassification of its capital stock, or any similar change affecting the Company's capital structure, and (ii) the Board determines an adjustment is appropriate under the Plan, then the aggregate number of shares which thereafter may be issued under this Plan, the purchase price thereof, and such other provision of the Plan, shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Board shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

20. LIMITATIONS

    Notwithstanding any other provision of the Plan to the contrary, participation in the Plan is subject to the following limitations.

    (a) In accordance with Section 423(b)(3) of the Code, no employee of the Company or any Participating Subsidiary shall be granted an option under the Plan if that employee, immediately after the option is granted, owns stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of his or her employer corporation or of its parent or subsidiary corporation, as the terms 'parent corporation' and 'subsidiary corporation' are defined in Section 424 of the Code. For the purpose of determining stock ownership under this Section of the Plan, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

    (b) In accordance with Section 423(b)(8) of the Code, no employee of the Company or any Participating Subsidiary shall be granted an option under the Plan which permits his or her rights to purchase shares of the Company's stock under all employee stock purchase plans of his or her employer corporation and its parent or subsidiary corporations (as these terms are defined above in subsection (a)) to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

21. TERMINATION OF EMPLOYEE'S RIGHTS

    (a) Except as otherwise provided below in this Section 21, an employee's rights and any option granted to an employee under the Plan shall terminate if and when he or she ceases to be an employee of the Company or any Participating Subsidiary because of retirement, resignation, layoff, discharge, death, or for any other reason. A withdrawal notice shall be deemed to have been delivered by the employee on and as of his or her date of death or the effective date of his or her other cessation of employment, and all amounts standing to his credit under the Plan shall be promptly refunded to such person (or, if such person dies, to his or her estate).

    (b) Notwithstanding the foregoing, if a Participant (i) retires on his or her normal retirement date, or on any earlier or later retirement date permitted under the Foot Locker Retirement Plan (or any successor plan thereto) or the retirement plan of a subsidiary of the Company, whichever plan is applicable to such Participant, or (ii) ceases to be a Full-time Employee due to a long-term disability covered by a long-term disability benefit plan of the Company or any subsidiary of the Company, such person shall remain a Participant under the Plan through and including the Annual Purchase Date in the Plan Year during which he or she so retires or ceases to be employed, unless (A) the Participant delivers a withdrawal notice, as provided in Section 6, or (B) the effective date of such retirement or cessation of employment is prior to the February 1 immediately preceding the Annual Purchase Date, in which event such Participant shall cease to be a Participant as of the effective date of such event.

    (c) Payroll deductions with respect to any person who remains a Participant beyond his or her retirement date or date of cessation of employment, as provided in the preceding paragraph, shall cease as of the effective date of such retirement or cessation of employment, as provided in Section 12; however, interest on all amounts credited to the Participant's account shall continue to accrue in accordance with Section 8.

22. COMPANY'S PAYMENT OF EXPENSES RELATED TO THE PLAN

    The Company shall bear all of the costs associated with the establishment and administration of the Plan.

23. GOVERNMENT REGULATIONS

    The Company's obligations to sell and deliver Shares under the Plan is subject to the approval of any governmental or other authority required in connection with the authorization, issuance, or sale of such Shares. The Plan is a tax-conditioned plan under Section 16(b) of the 1934 Act and to the extent required, the Plan is intended to comply with Rule 16b-3 under the 1934 Act, and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.

24. GOVERNING LAW

    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

25. WITHHOLDING OF TAXES

    (a) If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Date of Grant or within the one-year period commencing on the day after the Annual Purchase Date, such Participant shall immediately, or as soon as practicable thereafter, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

    (b) Notwithstanding anything herein to the contrary, the Company or the Participating Subsidiary, as the case may be, shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Shares pursuant to the Plan. Notwithstanding anything herein to the contrary, the Company or the Participating Subsidiary may require a Participant to remit an amount equal to the required withholding amount.

26. NO EMPLOYMENT RIGHTS

    The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of employment, nor shall it interfere with the rights of the Company or any Participating Subsidiary to discharge any employee and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant under the Plan.

27. SEVERABILITY OF PROVISIONS

    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provision had not been included.

                                                                      APPENDIX C

                FOOT LOCKER ANNUAL INCENTIVE COMPENSATION PLAN,
                            AS AMENDED AND RESTATED

    The Board of Directors of Foot Locker, Inc. ('Foot Locker') has amended and restated the Foot Locker Annual Incentive Compensation Plan (the 'Plan') as of June 25, 2003 on the recommendation of the Compensation and Management Resources Committee, subject to shareholder approval at the 2003 annual meeting of shareholders. The plan was previously amended and restated effective as of January 1, 1994 and then subsequently amended and restated with respect to Covered Employees as of January 1, 1996.

1. PURPOSE OF THE PLAN.

    The purposes of the Plan are:

        (a) to reinforce corporate, organizational and business development goals;

        (b) to promote the achievement of year-to-year and long-range financial and other business objectives such as high quality of service and product, improved productivity and efficiencies for the benefit of our customers' satisfaction and to assure a reasonable return to Foot Locker's shareholders;

        (c) to reward the performance of officers and key employees in fulfilling their personal responsibilities for annual achievements; and

        (d) to serve as a qualified performance-based compensation program under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code') or any successor section and the Treasury regulations promulgated thereunder ('Section 162(m) of the Code').

2. DEFINITIONS.

    The following terms, as used herein, shall have the following meanings:

    (a) 'ANNUAL BASE SALARY' with respect to any Plan Year shall mean the total amount paid by Foot Locker and its subsidiaries to a participant during such Plan Year without reduction for any amounts withheld pursuant to participation in a qualified 'cafeteria plan' under Section 125 of the Code, a qualified transportation arrangement under Section 132(f)(4) of the Code, or a cash or deferred arrangement under Section 401(k) of the Code. Annual Base Salary shall not include any amount paid or accruing to a participant under the Foot Locker Long-Term Incentive Compensation Plan or any other incentive compensation or bonus payment or extraordinary remuneration, expense allowances, imputed income or any other amounts deemed to be indirect compensation, severance pay and any contributions made by Foot Locker to this or any other plan maintained by Foot Locker or any other amounts which, in the opinion of the Committee, are not considered to be Annual Base Salary for purposes of the Plan.

    (b) 'BOARD' shall mean the Board of Directors of Foot Locker.

    (c) 'COMMITTEE' shall mean two or more members of the Compensation and Management Resources Committee of the Board, each of whom is an 'outside director' within the meaning of Section 162(m) of the Code.

    (d) 'COVERED EMPLOYEE' shall mean an officer or key employee of Foot Locker who is designated as an executive officer for purposes of Rule 3b-7 of the Securities Exchange Act of 1934 for the relevant Plan Year.

    (e) 'PAYMENT DATE' shall mean the date selected by the Committee for payments under the Plan to be made following the finalization, review and approval of performance goal achievements for the Plan Year.

    (f) 'INDIVIDUAL TARGET AWARD' shall mean the targeted performance award for a Plan Year specified by the Committee as provided in Section 6 herein.

    (g) 'PLAN YEAR' shall mean Foot Locker's fiscal year during which the Plan is in effect.

3. ADMINISTRATION OF THE PLAN.

    The Plan shall be administered by the Committee. No member of the Committee while serving as such shall be eligible for participation in the Plan. The Committee shall have exclusive and final authority in all determinations and decisions affecting the Plan and its participants. The Committee shall also have the sole authority to interpret the Plan, to establish and revise rules and regulations relating to the Plan, to delegate such responsibilities or duties as it deems desirable, and to make any other determination that it believes necessary or advisable for the administration of the Plan including, but not limited to: (i) approving the designation of eligible participants; (ii) setting the performance criteria within the Plan guidelines; and (iii) certifying attainment of performance goals and other material terms. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to incorporate provisions in the performance goals allowing for adjustments in recognition of unusual or non-recurring events affecting Foot Locker or the financial statements of Foot Locker, or in response to changes in applicable laws, regulations, or accounting principles; provided that the Committee shall have such authority with regard to the performance goals of Covered Employees solely to the extent permitted by Section 162(m) of the Code. To the extent any provision of the Plan creates impermissible discretion under Section 162(m) of the Code or would otherwise violate Section 162(m) of the Code with regard to the performance goals of Covered Employees, such provision shall have no force or effect.

4. PARTICIPATION.

    Participation in the Plan is limited to officers or key employees of Foot Locker. Individual participants shall be those employees selected in the sole discretion of the Committee (in the case of Covered Employees) or its designee (in the case of all other officers and key employees). In determining the persons to whom awards shall be granted, the Committee shall take into account such factors as the Committee shall deem appropriate in connection with accomplishing the purposes of the Plan. The Committee may from time to time designate additional participants who satisfy the criteria for participation as set forth herein and shall determine when an officer or key employee of Foot Locker ceases to be a participant in the Plan.

5. RIGHT TO PAYMENT.

    Unless otherwise determined by the Committee in its sole discretion, a participant shall have no right to receive payment under this Plan unless the participant remains in the employ of Foot Locker at all times through and including the Payment Date, provided, however, that the Committee may, in its sole discretion, make an 'Interim Payment' to any participant (other than a Covered Employee). Such Interim Payment shall be equal to the amount of the payment the participant would have received, pursuant to Sections 6 and 7 hereof, at the completion of the Plan Year during which such Interim Payment is made (the 'Interim Year') multiplied by a fraction, the numerator of which is the number of completed months between the commencement of the Interim Year and the date of the Interim Payment and the denominator of which is 12, and shall be calculated based upon (a) the actual performance results achieved relative to the Plan's performance goals with respect to the period from the commencement of the Interim Year to the date of the Interim Payment and (b) the performance results that would have been achieved had the Plan's budget goal been met for the balance of such Interim Year. Following the close of the Interim Year, the Committee shall make a 'Final Payment' to each participant who received an Interim Payment in an amount equal to the difference, if any, between the amount of the Interim Payment and the amount of the payment that would have been made pursuant to Sections 6 and 7 hereof, absent such Interim Payment.

6. PAYMENT.

    (a) Payment under this Plan to a participant will be made in cash in an amount equal to the achieved percentage of such participant's Annual Base Salary as determined by the Committee for each Plan Year. Such percentage shall be based on the participant's achievement of his or her Individual Target Award. Except to the extent provided for in Section 5 hereof with respect to Interim Payments, payment shall be made only if and to the extent the performance goals with respect to the Plan Year are attained.

    (b) At the beginning of each Plan Year (or, with respect to Covered Employees, within the time period prescribed by Section 162(m) of the Code), the Committee shall establish all performance goals and the Individual Target Awards for such Plan Year and Foot Locker shall inform each participant of the Committee's determination with respect to such participant for such Plan Year. Individual Target Awards shall be expressed as a percentage of such participant's Annual Base Salary. At the time the performance goals are established, the Committee shall prescribe a formula to determine the percentages of the Individual Target Award which may be payable based upon the degree of attainment of the performance goals during the Plan Year.

    (c) Notwithstanding anything to the contrary contained in this Plan, (1) the performance goals in respect of awards granted to participants who are Covered Employees, shall be based on one or more of the following criteria: (i) the attainment of certain target levels of, or percentage increase in, pre-tax profit; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax profits of Foot Locker (or a subsidiary, division, or other operational unit of Foot Locker); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of Foot Locker (or a subsidiary, division, or other operational unit of Foot Locker); (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, Foot Locker's bank debt or other long-term or short-term public or private debt or other similar financial obligations of Foot Locker, if any, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of Foot Locker (or a subsidiary, division or other operational unit of Foot Locker); (vi) the attainment of certain target levels of, or a specified percentage increase in, revenues, net income, or earnings before (A) interest,
(B) taxes, (C) depreciation and/or (D) amortization, of Foot Locker (or a subsidiary, division, or other operational unit of Foot Locker); (vii) the attainment of certain target levels of, or a specified increase in, return on invested capital or return on investment; (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity of Foot Locker (or any subsidiary, division or other operational unit of Foot Locker); and (ix) the attainment of a certain target level of, or reduction in, selling, general and administrative expense as a percentage of revenue of Foot Locker (or any subsidiary, division or other operational unit of Foot Locker) and (2) in no event shall payment in respect of an award granted for a performance period be made to a participant who is a Covered Employee as of the end of such Plan Year in an amount which exceeds $ 3 million. Subject to Section 3 of the Plan regarding certain adjustments, in connection with the establishment of the performance goals, the criteria listed above for Foot Locker (or any subsidiary, division or other operational unit of Foot Locker) shall be determined in accordance with generally accepted accounting principles consistently applied by Foot Locker, but before consideration of payments to be made pursuant to this Plan and pursuant to the Foot Locker Long-Term Incentive Compensation Plan.

7. TIME OF PAYMENT.

    Subject to Section 5 hereof, all payments earned by participants under this Plan will be paid within a reasonable period after performance goal achievements for the Plan Year have been finalized, reviewed, approved, and to the extent required by Section 162(m) of the Code, certified by the Committee, except as may otherwise be agreed by a participant and Foot Locker in a written agreement executed prior to the beginning of the fiscal year to which it relates in accordance with any deferred compensation program (a 'Deferred Compensation Program') applicable to such participant. Foot Locker's independent accountants shall, as of the close of the Plan Year, determine whether the performance goals have been achieved and communicate the results of such determination to the Committee. Any award deferred by a Covered Employee shall not increase (between the date on which the award is credited to any Deferred Compensation Program applicable to such Covered Employee and the payment date) by a measuring factor for each fiscal year greater than either (x) one hundred and twenty percent (120%) of the applicable federal long-term rate, compounded annually, and as set as of the first day of the calendar year; or (y) a hypothetical investment in such shares of Foot Locker Common Stock, par value $0.01 per share (as determined under such Deferred Compensation Program), as irrevocably elected by the Covered Employee in the deferral agreement. The participant shall have no right to receive payment of any deferred amount until he or she has a right to receive such amounts under the terms of the applicable Deferred Compensation Program.

8. MISCELLANEOUS PROVISIONS.

    (a) A participant's rights and interests under the Plan may not be sold, assigned, transferred, pledged or alienated.

    (b) In the case of a participant's death, payment, if any, under the Plan shall be made to his or her designated beneficiary, or in the event no beneficiary is designated or surviving, to the participant's estate.

    (c) Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of Foot Locker.

    (d) Foot Locker shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of payments made pursuant to the Plan.

    (e) The Plan is designed and intended to comply with Section 162(m) of the Code with regard to awards made to Covered Employees, and all provisions hereof shall be limited, construed and interpreted in a manner so to comply.

    (f) The Board or the Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that no amendment which requires shareholder approval in order for the Plan to continue to comply with the exception for performance based compensation under Section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of the shareholders of Foot Locker as determined under Section 162(m) of the Code. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any participant, without such participant's consent, under the award theretofore granted under the Plan.

    (g) The Plan shall be binding on Foot Locker and its successors by operation of law.

                             YOUR VOTE IS IMPORTANT

                             PLEASE VOTE YOUR PROXY




                            [FOOT LOCKER, INC. LOGO]




[RECYCLED LOGO]   Printed on recycled paper

                                   Appendix 1

                           VOTE BY TELEPHONE OR INTERNET
FOOT LOCKER, INC.

To vote electronically, please use
the following directions:

   Have your proxy card and social
   security number available.

   Be ready to enter the pin number
   printed on this card just below the
   perforation.

Proxy Vote-By-Phone

   DIAL 1-866-388-1532
   (24 HOURS A DAY, 7 DAYS A WEEK)

OR

Proxy Vote-By-Internet

   Log on to the internet and go to
   the web site
   https://www.proxyvotenow.com/fl

You may also vote the shares held in your account by telephone or via the Internet. Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.
IF YOU CHOOSE TO VOTE BY TELEPHONE OR VIA THE INTERNET, THERE IS NO
NEED FOR YOU TO MAIL BACK YOUR PROXY CARD.

Both voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you. You may also change your selections on any or all of the proposals to be voted.



                                                  CONTROL NUMBER FOR
                                             TELEPHONE OR INTERNET VOTING

1-866-388-1532                                  YOUR VOTE IS IMPORTANT.
CALL TOLL-FREE TO VOTE                           THANK YOU FOR VOTING.

  DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

                 [X]
[ ]         Please mark your
        votes as in this example


DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

1. ELECTION OF DIRECTORS (3-year terms)

FOR ALL                  WITHHOLD AUTHORITY
nominees                 to vote for all
listed        [ ]        nominees listed below    [ ]       *EXCEPTIONS   [ ]
below



Nominees: 01. Jarobin Gilbert Jr., 02. David Y. Schwartz, 03. Cheryl N. Turpin (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).

*Exceptions________________________________

                                                     FOR        AGAINST       ABSTAIN
2. RATIFICATION OF APPOINTMENT OF                    [ ]          [ ]           [ ]
   INDEPENDENT ACCOUNTANTS.

3. APPROVAL OF THE FOOT LOCKER 2003                  [ ]          [ ]           [ ]
   STOCK OPTION AND AWARD PLAN.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1, 2, 3, 4 AND 5.

                                                      FOR        AGAINST       ABSTAIN

4. APPROVAL OF THE 2003 FOOT LOCKER                   [ ]           [ ]           [ ]
   EMPLOYEES STOCK PURCHASE PLAN.

5. APPROVAL OF THE FOOT LOCKER ANNUAL                 [ ]           [ ]           [ ]
   INCENTIVE COMPENSATION PLAN, AS
   AMENDED AND RESTATED.

I plan to attend meeting.                             [ ]


I would like to access future Proxy Statements and    [ ]
Annual Reports electronically (as described in the
2003 Proxy Statement). If you agree to access our
Annual Report and Proxy Statement electronically
in the future, please mark this box. This consent
will remain in effect until you notify Foot Locker,
Inc., by mail that you wish to resume mail
delivery of the Annual Report and Proxy Statement.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2003 Annual Meeting of Shareholders of Foot Locker, Inc. and any adjournment or postponement thereof.

Date                             Signature(s)
    --------------------------               ---------------------------------

                             Detach Proxy Card Here

                                FOOT LOCKER, INC.
                                  P R O X Y

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
               FOR THE ANNUAL MEETING TO BE HELD ON JUNE 25, 2003

Gary M. Bahler, Bruce L. Hartman, Matthew D. Serra, or any of them, each with power of substitution, are hereby authorized to vote the shares of the undersigned at the Annual Meeting of Shareholders of Foot Locker, Inc., to be held on June 25, 2003, at 9:00 A.M., local time, at Foot Locker, Inc., 112 West 34th Street, New York, New York 10120, and at any adjournment or postponement thereof, upon the matters set forth in the Foot Locker, Inc. Proxy Statement and upon such other matters as may properly come before the Annual Meeting, voting as specified on the reverse side of this card with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Annual Meeting.

IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. THE PERSONS NAMED ABOVE AS PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD OR VOTE BY TELEPHONE OR INTERNET. YOU MAY SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

FOOT LOCKER 401(K) PLAN
IF YOU ARE A PARTICIPANT IN THE FOOT LOCKER 401(k) PLAN, THIS PROXY CARD ALSO COVERS THOSE SHARES ALLOCATED TO YOUR 401(k) PLAN ACCOUNT. BY SIGNING AND RETURNING THIS PROXY CARD (OR VOTING BY TELEPHONE OR THE INTERNET),YOU WILL AUTHORIZE THE PLAN TRUSTEE TO VOTE THOSE SHARES ALLOCATED TO YOUR PLAN ACCOUNT AS YOU HAVE DIRECTED.


                                        FOOT LOCKER, INC.
                                        P.O. BOX 11078
                                        NEW YORK, N.Y. 10203-0078
     (Address Changes)

--------------------------
                                                                    SEE REVERSE
--------------------------                                              SIDE